STATEMENT OF ADDITIONAL INFORMATION

                        ICAP FUNDS, INC.
              ICAP Discretionary Equity Portfolio
                     ICAP Equity Portfolio

               225 West Wacker Drive, Suite 2400
                    Chicago, Illinois  60606

                         1-888-221-ICAP


      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of ICAP Funds, Inc. (the "Company"), dated
April 30, 1996. Requests for copies of the Prospectus should be made by writing to the Company at the address listed above; or by calling 1-888-221-ICAP.


This Statement of Additional Information is dated April 30, 1996, as supplemented on September 23, 1996 and January 1, 1997.




                        ICAP FUNDS, INC.


                       TABLE OF CONTENTS


                                                         Page No.


INVESTMENT RESTRICTIONS                                        4


INVESTMENT POLICIES AND TECHNIQUES                             5
  Illiquid Securities                                          5
  Short-Term Fixed Income Securities                           6
  Short Sales Against the Box                                  7
  Warrants                                                     8
  When-Issued Securities                                       8
  Unseasoned Companies                                         8
  Non-Investment Grade Debt Securities "Junk Bonds"            9
  Hedging Strategies                                          10
    General Description of Hedging Strategies                 10
    General   Limitations  on  Futures  and  Options
      Transactions                                            10
    Asset Coverage for Futures and Options Positions          11
    Stock Index Options                                       11
    Certain Considerations Regarding Options                  12
    Federal Tax Treatment of Options                          12
    Futures Contracts                                         12
    Options on Futures                                        14
    Federal Tax Treatment of Futures Contracts                14


DIRECTORS AND OFFICERS                                        15


PRINCIPAL SHAREHOLDERS                                        17


INVESTMENT ADVISER                                            19


PORTFOLIO TRANSACTIONS AND BROKERAGE                          20


CUSTODIAN                                                     21


TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT                  21


TAXES                                                         21


DETERMINATION OF NET ASSET VALUE                              22


SHAREHOLDER MEETINGS                                          22


PERFORMANCE INFORMATION                                       23


INDEPENDENT ACCOUNTANTS                                       24


FINANCIAL STATEMENTS    \                                     25




APPENDIX A - BOND RATINGS                                    A-1



     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional
Information and the Prospectus dated April 30, 1996, and if given or made, such information or representations may not be relied upon as having been authorized by the Company.

This Statement of Additional Information does not constitute an offer to sell securities.
                INVESTMENT RESTRICTIONS

       The   investment  objective  of  both  the  ICAP
Discretionary   Equity  Portfolio  (the  "Discretionary
Equity  Portfolio") and the ICAP Equity Portfolio  (the
"Equity  Portfolio") (hereinafter collectively referred
to  as  the  "Portfolios") is to seek a superior  total
return  with  only  a moderate degree  of  risk.   This
investment  objective  is  relative  to  and   measured
against  the  Standard & Poor's 500 ("S&P  500").   The
investment objective and policies of each Portfolio are
described  in  detail  in  the  Prospectus  under   the
captions  "DISCRETIONARY EQUITY PORTFOLIO" and  "EQUITY
PORTFOLIO." The following is a complete list of each Portfolio's fundamental investment limitations which cannot be changed without shareholder approval.

     Neither Portfolio may:

           1.  With respect to 75% of its total assets,
     purchase   securities  of   any   issuer   (except
     securities  issued  or  guaranteed  by  the   U.S.
     government   or   any  agency  or  instrumentality
     thereof) if, as a result, (i) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

           2.   Borrow money, except that the Portfolio
     may  (i) borrow money from banks for temporary  or
     emergency  purposes (but not for leverage  or  the
     purchase  of  investments)  and  (ii)  make  other
     investments   or  engage  in  other   transactions
     permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed
     33 1/3% of the value of the Portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings).

          3.  Act as an underwriter of another issuer's
     securities,   except  to  the  extent   that   the
     Portfolio  may  be  deemed to  be  an  underwriter
     within  the meaning of the Securities Act of  1933
     in connection with the purchase and sale of portfolio securities.

           4.   Make  loans  to other  persons,  except
     through   (i)  the  purchase  of  debt  securities
     permissible   under  the  Portfolio's   investment
     policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Portfolio if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets.

           5.   Purchase  or sell physical  commodities
     unless  acquired  as  a  result  of  ownership  of
     securities  or other instruments (but  this  shall
     not  prevent  the  Portfolio  from  purchasing  or
     selling  options,  futures  contracts,  or   other
     derivative  instruments,  or  from  investing   in
     securities or other instruments backed by physical commodities).

           6.   Purchase  or  sell real  estate  unless
     acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

            7.   Issue  senior  securities,  except  as
     permitted under the Investment Company Act of 1940.

          8. Purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of issuers whose principal business activities are in the same industry.

      With  the exception of the investment restriction
set out in item 2 above, if a percentage restriction is
adhered  to at the time of investment, a later increase
in  percentage resulting from a change in market  value
of   the  investment  or  the  total  assets  will  not
constitute a violation of that restriction.

      The following investment policies may be changed by the Board of Directors of the Company (the "Board of Directors") without shareholder approval.

     Neither Portfolio may:

            1.    Sell  securities  short,  unless  the
     Portfolio   owns  or  has  the  right  to   obtain
     securities  equivalent in kind and amount  to  the
     securities   sold   short,   and   provided   that
     transactions   in   options,  futures   contracts,
     options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

           2.   Purchase  securities on margin,  except
     that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

           3.   Pledge,  mortgage  or  hypothecate  any
     assets  owned by the Portfolio except  as  may  be
     necessary    in   connection   with    permissible
     borrowings or investments and then such  pledging,
     mortgaging,  or hypothecating may  not  exceed  33
     1/3% of the Portfolio's total assets at the time of the borrowing or investment.

           4.   Purchase the securities of  any  issuer
     (other  than  securities issued or  guaranteed  by
     domestic   or  foreign  governments  or  political
     subdivisions thereof) if, as a result,  more  than
     5%  of  its total assets would be invested in  the
     securities of issuers that, including predecessors
     or unconditional guarantors, have a record of less
     than  three  years of continuous operation.   This
     policy does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities.

           5.   Invest in illiquid securities if, as  a
     result  of  such investment, more than 5%  of  the
     Portfolio's  net  assets  would  be  invested   in
     illiquid securities.

          6. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law.

           7.   Enter into futures contracts or related
     options if more than 30% of the Portfolio's net assets would be represented by futures contracts or more than 5% of the Portfolio's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

          8.  Invest in direct interests in oil, gas or
     other  mineral  exploration  programs  or  leases;
     however,   the   Portfolio  may  invest   in   the
     securities  of  issuers  that  engage   in   these
     activities.

            9.   Purchase  securities  when  borrowings
     exceed 5% of its total assets.


          INVESTMENT POLICIES AND TECHNIQUES

       The   following   information  supplements   the
discussion  of  the Portfolios' investment  objectives,
policies,  and  techniques that are  described  in  the
Prospectus  under  the  captions "DISCRETIONARY  EQUITY
PORTFOLIO,"   "EQUITY   PORTFOLIO,"   and   "INVESTMENT
TECHNIQUES AND RISKS."

Illiquid Securities

      The  Portfolios may invest in illiquid securities
(i.e.,  securities  that are not  readily  marketable).
For  purposes of this restriction, illiquid  securities
include,  but are not limited to, restricted securities
(securities  the  disposition of  which  is  restricted
under  the  federal securities laws), securities  which
may  only  be  resold pursuant to Rule 144A  under  the
Securities  Act  of 1933, as amended  (the  "Securities
Act"),  and  repurchase agreements with  maturities  in
excess of seven days.  However, neither Portfolio  will
acquire  illiquid  securities if,  as  a  result,  such
securities would comprise more than 5% of the value  of
the Portfolio's net assets.  The Board of Directors  or
its  delegate has the ultimate authority to  determine,
to  the extent permissible under the federal securities
laws,  which  securities  are liquid  or  illiquid  for
purposes of this 5% limitation.  The Board of Directors
has  delegated  to  Institutional  Capital  Corporation
("ICAP")  the day-to-day determination of the liquidity
of any security, although it has retained oversight and
ultimate   responsibility  for   such   determinations.
Although no definitive liquidity criteria are used, the
Board  of Directors has directed ICAP to look  to  such
factors  as (i) the nature of the market for a security
(including  the  institutional private resale  market),
(ii)   the   terms  of  certain  securities  or   other
instruments  allowing for the disposition  to  a  third
party  or  the issuer thereof (e.g., certain repurchase
obligations   and   demand  instruments),   (iii)   the
availability of market quotations (e.g., for securities
quoted   in   the  PORTAL  system),  and   (iv)   other
permissible relevant factors.

       Restricted  securities  may  be  sold  only   in
privately  negotiated  transactions  or  in  a   public
offering with respect to which a registration statement
is   in   effect  under  the  Securities  Act.    Where
registration is required, a Portfolio may be  obligated
to  pay all or part of the registration expenses and  a
considerable period may elapse between the time of  the
decision  to  sell  and the time the Portfolio  may  be
permitted   to  sell  a  security  under  an  effective
registration  statement.  If,  during  such  a  period,
adverse   market  conditions  were  to   develop,   the
Portfolio might obtain a less favorable price than that
which  prevailed  when it decided to sell.   Restricted
securities  will be priced at fair value as  determined
in  good  faith by the Board of Directors.  If, through
the   appreciation  of  restricted  securities  or  the
depreciation of unrestricted securities, a Portfolio should be in a position where more than 5% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Portfolio will take such steps as is deemed advisable, if any, to protect liquidity.

Short-Term Fixed Income Securities

      The Discretionary Equity Portfolio may invest up to 35% of its total assets and, for temporary defensive purposes up to 100% of its total assets, in cash and short-term fixed income securities, defined below. The
Equity Portfolio intends to be fully invested at all times and accordingly will only hold cash or short-term fixed income securities to meet anticipated redemption requests, pending investment and to pay expenses which, in any case, generally will not exceed 5% of its total assets. The Equity Portfolio may, however, temporarily exceed this 5% limitation, but only in circumstances pending investment and only for short periods of time.
Short-term fixed income securities are defined to include without limitation, the following:

           1.   U.S.  government securities,  including
     bills,  notes and bonds differing as  to  maturity
     and rates of interest, which are either issued  or
     guaranteed  by  the  U.S.  Treasury  or  by   U.S.
     government  agencies  or instrumentalities.   U.S.
     government  agency  securities include  securities
     issued  by (a) the Federal Housing Administration,
     Farmers Home Administration, Export-Import Bank of
     the  United States, Small Business Administration,
     and  the Government National Mortgage Association,
     whose  securities are supported by the full  faith
     and  credit of the United States; (b) the  Federal
     Home   Loan  Banks,  Federal  Intermediate  Credit
     Banks,  and the Tennessee Valley Authority,  whose
     securities  are  supported by  the  right  of  the
     agency  to borrow from the U.S. Treasury; (c)  the
     Federal   National  Mortgage  Association,   whose
     securities  are  supported  by  the  discretionary
     authority  of  the  U.S.  government  to  purchase
     certain    obligations   of    the    agency    or
     instrumentality;   and  (d)   the   Student   Loan
     Marketing   Association,  whose   securities   are
     supported  only  by its credit.   While  the  U.S.
     government provides financial support to such U.S.
     government-sponsored          agencies          or
     instrumentalities, no assurance can be given  that
     it  always will do so since it is not so obligated
     by  law.   The U.S. government, its agencies,  and
     instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

           2.   Certificates of Deposit issued  against
     funds  deposited  in a bank or  savings  and  loan
     association.  Such certificates are for a definite
     period  of time, earn a specified rate of  return,
     and are normally negotiable.  If such certificates
     of   deposit  are  non-negotiable,  they  will  be
     considered  illiquid securities and be subject  to
     the  Portfolios' 5% restriction on investments  in
     illiquid  securities.  Pursuant to the certificate
     of  deposit, the issuer agrees to pay  the  amount
     deposited  plus  interest to  the  bearer  of  the
     certificate on the date specified thereon.   Under
     current  FDIC  regulations, the maximum  insurance
     payable  as  to any one certificate of deposit  is
     $100,000;   therefore,  certificates  of   deposit
     purchased by a Portfolio may not be fully insured.

          3.  Bankers' acceptances which are short-term
     credit  instruments  used  to  finance  commercial
     transactions.  Generally, an acceptance is a  time
     draft  drawn  on  a  bank by  an  exporter  or  an
     importer to obtain a stated amount of funds to pay
     for  specific  merchandise.   The  draft  is  then
     "accepted"   by   a   bank   that,   in    effect,
     unconditionally guarantees to pay the  face  value
     of  the  instrument  on its  maturity  date.   The
     acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

            4.   Repurchase  agreements  which  involve
     purchases of debt securities.  In such an  action,
     at the time a Portfolio purchases the security, it
     simultaneously agrees to resell and redeliver  the
     security  to  the seller, who also  simultaneously
     agrees  to buy back the security at a fixed  price
     and  time.  This assures a predetermined yield for
     the  Portfolio during its holding period since the
     resale  price is always greater than the  purchase
     price  and  reflects an agreed-upon  market  rate.
     Such   actions  afford  an  opportunity  for   the
     Portfolio  to  invest temporarily available  cash.
     The   Portfolios   may   enter   into   repurchase
     agreements only with respect to obligations of the
     U.S.      government,     its     agencies      or
     instrumentalities;  certificates  of  deposit;  or
     bankers  acceptances in which the  Portfolios  may
     invest.   Repurchase agreements may be  considered
     loans   to  the  seller,  collateralized  by   the
     underlying securities.  The risk to the Portfolios
     is limited to the ability of the seller to pay the
     agreed-upon  sum on the repurchase  date;  in  the
     event   of   default,  the  repurchase   agreement
     provides  that the affected Portfolio is  entitled
     to  sell the underlying collateral.  If the  value
     of  the collateral declines after the agreement is
     entered  into, however, and if the seller defaults
     under a repurchase agreement when the value of the
     underlying  collateral is less than the repurchase
     price,  the Portfolio could incur a loss  of  both
     principal  and interest.  ICAP monitors the  value
     of  the  collateral  at the  time  the  action  is
     entered  into and at all times during the term  of
     the  repurchase agreement.  ICAP  does  so  in  an
     effort   to  determine  that  the  value  of   the
     collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Portfolio.
     If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Portfolio to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

          5.  Bank time deposits, which are monies kept
     on   deposit  with  banks  or  savings  and   loan
     associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

           6.   Commercial paper, which are  short-term
     unsecured  promissory  notes,  including  variable
     rate master demand notes issued by corporations to
     finance  their current operations.  Master  demand
     notes  are  direct lending arrangements between  a
     Portfolio   and  a  corporation.   There   is   no
     secondary market for the notes.  However, they are
     redeemable  by the Portfolios at any  time.   ICAP
     will  consider  the  financial  condition  of  the
     corporation (e.g., earning power, cash  flow,  and
     other  liquidity  ratios)  and  will  continuously
     monitor the corporation's ability to meet  all  of
     its  financial obligations, because a  Portfolio's
     liquidity  might  be impaired if  the  corporation
     were  unable  to  pay principal  and  interest  on
     demand.   Investments in commercial paper will  be
     limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of ICAP, of comparable quality.

Short Sales Against the Box

      When ICAP believes that the price of a particular
security  held by a Portfolio may decline, it may  make
"short  sales against the box" to hedge the  unrealized
gain  on such security.  Selling short against the  box
involves  selling a security which the  Portfolio  owns
for  delivery at a specified date in the future.   Each
Portfolio  will limit its transactions in  short  sales
against  the box to 5% of its net assets.  In addition,
each  Portfolio will limit its transactions  such  that
the  value of the securities of any issuer in which  it
is  short will not exceed the lesser of 2% of the value
of  the  Portfolio's net assets or 2% of the securities
of  any  class  of  the issuer.   If,  for  example,  a
Portfolio bought 100 shares of ABC at $40 per share  in
January and the price appreciates to $50 in March,  the
Portfolio might "sell short" the 100 shares at $50  for
delivery the following July.  Thereafter, if the  price
of  the stock declines to $45, it will realize the full
$1,000  gain  rather than the $500 gain it  would  have
received had it sold the stock in the market.   On  the
other hand, if the price appreciates to $55 per share, the Portfolio would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. The Portfolios may also be required to pay a premium for short sales which would partially offset any gain.

Warrants

      Each  Portfolio may invest in warrants if,  after
giving  effect  thereto, not more than 5%  of  its  net
assets will be invested in warrants other than warrants
acquired in units or attached to other securities.   Of
such 5%, not more than 2% of its assets at the time  of
purchase  may  be  invested in warrants  that  are  not
listed  on the New York Stock Exchange or the  American
Stock   Exchange.   Investing  in  warrants  is  purely
speculative in that they have no voting rights, pay  no
dividends,  and  have  no rights with  respect  to  the
assets  of  the  corporation  issuing  them.   Warrants
basically are options to purchase equity securities  at
a  specific price for a specific period of time.   They
do  not represent ownership of the securities but  only
the  right  to  buy them.  Warrants are issued  by  the
issuer of the security, which may be purchased on their
exercise.   The  prices of warrants do not  necessarily
parallel the prices of the underlying securities.

When-Issued Securities

      The  Portfolios  may from time to  time  purchase
securities  on  a "when-issued" basis.   The  price  of
securities purchased on a when-issued basis is fixed at
the  time  the  commitment to  purchase  is  made,  but
delivery and payment for the securities take place at a
later  date.   Normally,  the  settlement  date  occurs
within  45  days  of the purchase.  During  the  period
between the purchase and settlement, no payment is made
by  the  Portfolios to the issuer and  no  interest  is
accrued on debt securities or dividend income is earned
on  equity  securities.  Forward commitments involve  a
risk  of  loss  if  the value of  the  security  to  be
purchased declines prior to the settlement date,  which
risk is in addition to the risk of decline in value  of
the   Portfolios'  other  assets.   While   when-issued
securities may be sold prior to the settlement date, the Portfolios intend to purchase such securities with the purpose of actually acquiring them. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Portfolios do not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

     The Portfolios will maintain cash, U.S. government
securities and high grade liquid debt securities  equal
in  value  to  commitments for when-issued  securities.
Such  segregated securities either will mature  or,  if
necessary,  be  sold on or before the settlement  date.
When  the time comes to pay for when-issued securities,
each  Portfolio  will  meet its obligations  from  then
available cash flow, sale of the securities held in the
separate  account,  described  above,  sale  of   other
securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation).

Unseasoned Companies

      Neither Portfolio may invest more than 5% of  its
net  assets  in  unseasoned companies.   While  smaller
companies  generally have potential for  rapid  growth,
they  often involve higher risks because they lack  the
management  experience,  financial  resources,  product
diversification,  and competitive strengths  of  larger
corporations.   In  addition, in  many  instances,  the
securities  of smaller companies are traded only  over-
the-counter  or  on regional securities exchanges,  and
the   frequency   and  volume  of  their   trading   is
substantially less than is typical of larger companies.
Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Portfolios may have to sell portfolio holdings of small companies at discounts from quoted prices or may have to make a series of smaller sales over an extended period of time due to the trading volume in smaller company securities.

Non-Investment Grade Debt Securities "Junk Bonds"

     The Portfolios may invest up to 5% of their assets
in  junk  bonds.   Junk bonds while generally  offering
higher  yields  than investment grade  securities  with
similar  maturities, involve greater  risks,  including
the  possibility  of default or bankruptcy.   They  are
regarded  as predominantly speculative with respect  to
the   issuer's  capacity  to  pay  interest  and  repay
principal.    The   special  risk   considerations   in
connection  with  investments in these  securities  are
discussed  below.   Refer  to  the  Appendix  of   this
Statement of Additional Information for a discussion of securities ratings.

      Effect  of  Interest Rates and Economic  Changes.
The  junk bond market is relatively new and its  growth
has paralleled a long economic expansion.  As a result,
it  is  not  clear  how  this market  may  withstand  a
prolonged  recession  or economic  downturn.   Such  an
economic downturn could severely disrupt the market for and adversely affect the value of such securities.

        All   interest-bearing   securities   typically
experience appreciation when interest rates decline and
depreciation  when  interest rates  rise.   The  market
values   of  junk  bond  securities  tend  to   reflect
individual  corporate developments to a greater  extent
than  do higher rated securities, which react primarily
to fluctuations in the general level of interest rates.
Junk bond securities also tend to be more sensitive  to
economic  conditions than are higher-rated  securities.
As  a  result, they generally involve more credit risks
than securities in the higher-rated categories.  During
an  economic downturn or a sustained period  of  rising
interest  rates, highly leveraged issuers of junk  bond
securities may experience financial stress and may  not
have   sufficient  revenues  to  meet   their   payment
obligations.   The risk of loss due to  default  by  an
issuer  of  these  securities is significantly  greater
than  issuers  of higher-rated securities because  such
securities  are  generally  unsecured  and  are   often
subordinated  to  other  creditors.   Further,  if  the
issuer of a junk bond security defaulted, a Portfolio might incur additional expenses to seek recovery.
Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Portfolio's net asset value.

      As  previously stated, the value of a  junk  bond
security  will generally decrease in a rising  interest
rate market, and accordingly so will a Portfolio's  net
asset value.  If a Portfolio experiences unexpected net
redemptions  in  such a market, it  may  be  forced  to
liquidate a portion of its portfolio securities without
regard  to their investment merits.  Due to the limited
liquidity of junk bond securities, a Portfolio  may  be
forced  to  liquidate these securities at a substantial
discount.    Any  such  liquidation  would   reduce   a
Portfolio's asset base over which expenses could be allocated and could result in a reduced rate of return for the Portfolio.

       Payment   Expectations.   Junk  bond  securities
typically   contain  redemption,  call  or   prepayment
provisions  which permit the issuer of such  securities
containing such provisions to redeem the securities  at
its  discretion.   During periods of  falling  interest
rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower yielding security, which could result in a lower return for the Portfolio.

      Credit Ratings.  Credit ratings issued by credit-
rating  agencies evaluate the safety of  principal  and
interest  payments of rated securities.  They  do  not,
however,  evaluate the market value risk of  junk  bond
securities  and,  therefore may not fully  reflect  the
true  risks  of  an  investment.  In  addition,  credit
rating agencies may or may not make timely changes in a
rating  to  reflect changes in the economy  or  in  the
condition of the issuer that affect the market value of
the  security.  Consequently, credit ratings  are  used
only  as a preliminary indicator of investment quality.
Investments  in  junk  bond  securities  will  be  more
dependent on ICAP's credit analysis than would  be  the
case   with   investments   in  investment-grade   debt
securities.  ICAP employs its own credit  research  and
analysis,  which  includes a study  of  existing  debt,
capital structure, ability to service debt and  to  pay
dividends,   the  issuer's  sensitivity   to   economic
conditions, its operating history and the current trend
of    earnings.    ICAP   continually   monitors   each
Portfolios' investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

      Liquidity  and Valuation.  A Portfolio  may  have
difficulty  disposing of certain junk  bond  securities
because  there  may be a thin trading market  for  such
securities.   Because not all dealers maintain  markets
in  all  junk  bond securities there is no  established
retail  secondary market for many of these  securities.
The Portfolios anticipate that such securities could be
sold   only   to  a  limited  number  of   dealers   or
institutional  investors.  To the  extent  a  secondary
trading  market  does  exist, it is  generally  not  as
liquid   as   the  secondary  market  for  higher-rated
securities.  The lack of a liquid secondary market  may
have  an  adverse  impact on the market  price  of  the
security.   The lack of a liquid secondary  market  for
certain securities may also make it more difficult  for
a  Portfolio  to obtain accurate market quotations  for
purposes  of valuing the Portfolio.  Market  quotations
are  generally available on many junk bond issues  only
from   a   limited  number  of  dealers  and  may   not
necessarily  represent firm bids  of  such  dealers  or
prices  for  actual  sales.   During  periods  of  thin
trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bond securities, especially in a thinly traded market.

      New and Proposed Legislation.  Recent legislation
has been adopted, and from time to time, proposals have
been  discussed, regarding new legislation designed  to
limit  the  use  of  certain junk  bond  securities  by
certain issuers.  An example of such legislation  is  a
law  which requires federally insured savings and  loan
associations  to  divest  their  investments  in  these
securities over time.  It is not currently possible  to
determine the impact of the recent legislation  or  the
proposed   legislation  on  the  junk  bond  securities
market.   However, it is anticipated that if additional
legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

Hedging Strategies

     General Description of Hedging Strategies

      The  Portfolios may engage in hedging activities.
ICAP  may cause the Portfolios to utilize a variety  of
financial   instruments,  including  options,   futures
contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge a Portfolio's holdings.

      Hedging  instruments on securities generally  are
used  to  hedge against price movements in one or  more
particular  securities positions that a Portfolio  owns
or  intends to acquire.  Hedging instruments  on  stock
indices,  in  contrast, generally  are  used  to  hedge
against  price movements in broad equity market sectors
in which a Portfolio has invested or expects to invest.
The use of hedging instruments is subject to applicable
regulations  of the Securities and Exchange  Commission
(the  "SEC"), the several options and futures exchanges
upon  which  they  are  traded, the  Commodity  Futures
Trading  Commission  (the  "CFTC")  and  various  state
regulatory  authorities.   In addition,  a  Portfolio's
ability to use hedging instruments will be limited by tax considerations.

       General  Limitations  on  Futures  and   Options
Transactions

      The Company has filed a notice of eligibility for
exclusion  from  the definition of the term  "commodity
pool  operator" with the CFTC and the National  Futures
Association,  which  regulate trading  in  the  futures
markets.   Pursuant to Section 4.5 of  the  regulations
under  the  Commodity  Exchange Act  (the  "CEA"),  the
notice  of eligibility for the Portfolios includes  the
representation  that the Portfolios  will  use  futures
contracts  and  related options solely  for  bona  fide
hedging   purposes   within   the   meaning   of   CFTC
regulations,  provided  that the  Portfolios  may  hold
other   positions  in  futures  contracts  and  related
options that do not fall within the definition of  bona
fide   hedging  transactions  (i.e.,  for   speculative
purposes)  if  aggregate initial margins  and  premiums
paid  do  not exceed 5% of the net asset value  of  the
respective Portfolios.  In addition, neither  Portfolio
will   enter   into  futures  contracts   and   options
transactions if more than 30% of its net assets would be committed to such instruments.

      The  foregoing  limitations are  not  fundamental
policies  of the Portfolios and may be changed  without
shareholder  approval  as regulatory  agencies  permit.
Various  exchanges  and  regulatory  authorities   have
undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

     Asset Coverage for Futures and Options Positions

      Each Portfolio will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

     Stock Index Options

      Each  Portfolio  may  (i)  purchase  stock  index
options  for any purpose, (ii) sell stock index options
in  order to close out existing positions, and/or (iii)
write  covered  options on stock  indexes  for  hedging
purposes.  Stock index options are put options and call
options  on  various stock indexes.  In most  respects,
they  are identical to listed options on common stocks.
The  primary difference between stock options and index
options  occurs when index options are  exercised.   In
the  case  of  stock options, the underlying  security,
common stock, is delivered.  However, upon the exercise
of  an  index  option, settlement  does  not  occur  by
delivery  of the securities comprising the index.   The
option holder who exercises the index option receives an amount of cash if the average of the bid and asked prices of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the average of the bid and asked prices of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

      A  stock  index  fluctuates with changes  in  the
market values of the stocks included in the index.  For
example, some stock index options are based on a  broad
market index, such as the Standard & Poor's 500 or  the
Value  Line Composite Index or a narrower market index,
such as the Standard & Poor's 100.  Indexes may also be
based  on  an industry or market segment, such  as  the
AMEX  Oil  and  Gas Index or the Computer and  Business
Equipment   Index.   Options  on  stock   indexes   are
currently  traded  on  the  following  exchanges:   the
Chicago  Board of Options Exchange, the New York  Stock
Exchange,  the  American Stock  Exchange,  the  Pacific
Stock Exchange, and the Philadelphia Stock Exchange.

      A  Portfolio's  use  of stock  index  options  is
subject  to  certain  risks.   Successful  use  by  the
Portfolios of options on stock indexes will be  subject
to  the  ability of ICAP to correctly predict movements
in  the  directions of the stock market.  This requires
different skills and techniques than predicting changes
in the prices of individual securities.  In addition, a
Portfolio's  ability  to effectively  hedge  all  or  a
portion   of  the  securities  in  its  portfolio,   in
anticipation  of  or  during a market  decline  through
transactions  in put options on stock indexes,  depends
on   the  degree  to  which  price  movements  in   the
underlying index correlate with the price movements  of
the  securities  held by a Portfolio.   Inasmuch  as  a
Portfolio's   securities   will   not   duplicate   the
components  of an index, the correlation  will  not  be
perfect.   Consequently, each Portfolio will  bear  the
risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Portfolio's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Portfolio.

      The  hours of trading for options may not conform
to the hours during which the underlying securities are
traded.   To the extent that the options markets  close
before  the  markets  for  the  underlying  securities,
significant price and rate movements can take place  in
the  underlying markets that cannot be reflected in the
options  markets.  The purchase of options is a  highly
specialized   activity   which   involves    investment
techniques  and  risks different from those  associated
with  ordinary portfolio securities transactions.   The
purchase of stock index options involves the risk that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

     Certain Considerations Regarding Options

      There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Portfolio is unable to close out a call option on securities that it has written before the option is exercised, the Portfolio may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Portfolio is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

      The writing and purchasing of options is a highly
specialized   activity   which   involves    investment
techniques  and  risks different from those  associated
with   ordinary   portfolio  securities   transactions.
Imperfect   correlation   between   the   options   and
securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Portfolios.

     Federal Tax Treatment of Options

      Certain  option  transactions  have  special  tax
results  for  the  Portfolios.  Expiration  of  a  call
option written by a Portfolio will result in short-term
capital  gain.   If the call option is  exercised,  the
Portfolio will realize a gain or loss from the sale  of
the   security  covering  the  call  option   and,   in
determining such gain or loss, the option premium will be included in the proceeds of the sale.

       If   a  Portfolio  writes  options  other   than
"qualified covered call options," as defined in Section
1092  of  the Internal Revenue Code of 1986, as amended
(the  "Code"),  or purchases puts, any losses  on  such
options transactions, to the extent they do not  exceed
the  unrealized  gains on the securities  covering  the
options,   may  be  subject  to  deferral   until   the
securities covering the options have been sold.

      In  the case of transactions involving "nonequity
options,"   as  defined  in  Code  Section  1256,   the
Portfolios will treat any gain or loss arising from the
lapse, closing out or exercise of such positions as 60%
long-term  and 40% short-term capital gain or  loss  as
required  by  Section 1256 of the Code.   In  addition,
such  positions must be marked-to-market as of the last
business  day  of the year, and gain or  loss  must  be
recognized   for   federal  income  tax   purposes   in
accordance  with the 60%/40% rule discussed above  even
though  the  position  has  not  been  terminated.    A
"nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the Standard & Poor's 500 and 100 indexes would be "nonequity options" within the meaning of Code
Section 1256.

     Futures Contracts

      The  Portfolios may enter into futures  contracts
(hereinafter  referred  to  as  "Futures"  or  "Futures
Contracts"), including index Futures as a hedge against
movements  in the equity markets, in order to establish
more definitely the effective return on securities held
or  intended  to be acquired by the Portfolios  or  for
other   purposes  permissible  under  the  CEA.    Each
Portfolio's hedging may include sales of Futures as  an
offset against the effect of expected declines in stock
prices  and  purchases of Futures as an offset  against
the  effect of expected increases in stock prices.  The
Portfolios will not enter into Futures Contracts  which
are  prohibited under the CEA and will, to  the  extent
required  by  regulatory authorities, enter  only  into
Futures  Contracts that are traded on national  futures
exchanges and are standardized as to maturity date  and
underlying   financial   instrument.    The   principal
interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

     An index Futures Contract is an agreement pursuant
to  which the parties agree to take or make delivery of
an  amount of cash equal to the difference between  the
average of the bid and asked prices of the index on the
last trading day of the contract and the price at which
the  index  Futures  Contract was  originally  written.
Transaction costs are incurred when a Futures  Contract
is   bought  or  sold  and  margin  deposits  must   be
maintained.   A  Futures Contract may be  satisfied  by
delivery  or  purchase, as the  case  may  be,  of  the
instrument  or  by payment of the change  in  the  cash
value  of  the index.  More commonly, Futures Contracts
are  closed out prior to delivery by entering  into  an
offsetting transaction in a matching Futures  Contract.
Although  the value of an index might be a function  of
the  value of certain specified securities, no physical
delivery   of  those  securities  is  made.    If   the
offsetting  purchase price is less  than  the  original
sale  price, a gain will be realized; if it is more,  a
loss  will  be realized.  Conversely, if the offsetting
sale price is more than the original purchase price,  a
gain  will be realized; if it is less, a loss  will  be
realized.  The transaction costs must also be  included
in  these  calculations.  There can  be  no  assurance,
however, that the Portfolios will be able to enter into
an  offsetting transaction with respect to a particular
Futures  Contract  at  a  particular  time.    If   the
Portfolios  are  not able to enter into  an  offsetting
transaction,  the  Portfolios  will  continue   to   be
required to maintain the margin deposits on the Futures
Contract.

      Margin  is  the  amount of  funds  that  must  be
deposited  by  each Portfolio with its custodian  in  a
segregated   account  in  the  name  of   the   futures
commission  merchant  in  order  to  initiate   Futures
trading  and to maintain the Portfolio's open positions
in  Futures Contracts.  A margin deposit is intended to
ensure  the  Portfolio's  performance  of  the  Futures
Contract.  The margin required for a particular Futures
Contract  is  set by the exchange on which the  Futures
Contract  is  traded and may be significantly  modified
from  time to time by the exchange during the  term  of
the    Futures   Contract.    Futures   Contracts   are
customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

      If  the price of an open Futures Contract changes
(by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures
Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. In computing daily net asset value, each Portfolio will mark to market the current value of its open Futures Contracts.
The Portfolios expect to earn interest income on their margin deposits.

      Because  of  the  low margin  deposits  required,
Futures  trading involves an extremely high  degree  of
leverage.   As  a  result,  a  relatively  small  price
movement  in a Futures Contract may result in immediate
and substantial loss, as well as gain, to the investor.
For  example, if at the time of purchase,  10%  of  the
value of the Futures Contract is deposited as margin, a
subsequent  10%  decrease in the value of  the  Futures
Contract  would result in a total loss  of  the  margin
deposit,  before  any  deduction  for  the  transaction
costs,  if  the account were then closed  out.   A  15%
decrease  would result in a loss equal to 150%  of  the
original  margin deposit, if the Futures Contract  were
closed  out.   Thus, a purchase or sale  of  a  Futures
Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Portfolio would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

      Most  United States Futures exchanges  limit  the
amount  of  fluctuation permitted in  Futures  Contract
prices  during a single trading day.  The  daily  limit
establishes  the maximum amount that  the  price  of  a
Futures  Contract may vary either up or down  from  the
previous day's settlement price at the end of a trading
session.   Once the daily limit has been reached  in  a
particular type of Futures Contract, no trades  may  be
made  on  that day at a price beyond that  limit.   The
daily  limit  governs  only  price  movement  during  a
particular  trading day and therefore  does  not  limit
potential  losses, because the limit  may  prevent  the
liquidation of unfavorable positions.  Futures Contract
prices  have occasionally moved to the daily limit  for
several  consecutive trading days  with  little  or  no
trading,  thereby  preventing  prompt  liquidation   of
Futures positions and subjecting some Futures traders to substantial losses.

      There  can  be no assurance that a liquid  market
will  exist at a time when the Portfolios seek to close
out  a Futures position.  The Portfolios would continue
to  be  required to meet margin requirements until  the
position is closed, possibly resulting in a decline  in
the Portfolios' net asset value.  In addition, many  of
the   contracts  discussed  above  are  relatively  new
instruments without a significant trading history.   As
a result, there can be no assurance that an active secondary market will develop or continue to exist.

      A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the
Standard & Poor's 100 Index, the NASDAQ 100 Index,  the
Value  Line  Composite Index and  the  New  York  Stock
Exchange Composite Index.

     Options on Futures

      The Portfolios may also purchase or write put and
call  options  on  Futures  Contracts  and  enter  into
closing  transactions with respect to such  options  to
terminate an existing position.  A futures option gives
the  holder the right, in return for the premium  paid,
to  assume  a  long position (call) or  short  position
(put)  in  a  Futures Contract at a specified  exercise
price  prior  to  the expiration of the  option.   Upon
exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

       The   Portfolios  may  use  options  on  Futures
Contracts   in  connection  with  hedging   strategies.
Generally, these strategies would be employed under the
same  market and market sector conditions in which  the
Portfolios  use put and call options on  securities  or
indexes.   The  purchase  of  put  options  on  Futures
Contracts  is  analogous to the  purchase  of  puts  on
securities  or  indexes so as to hedge the  Portfolios'
securities  holdings  against  the  risk  of  declining
market  prices.  The writing of a call  option  or  the
purchasing  of  a  put  option on  a  Futures  Contract
constitutes a partial hedge against declining prices of
the  securities which are deliverable upon exercise  of
the   Futures  Contract.   If  the  futures  price   at
expiration  of  a  written call  option  is  below  the
exercise  price,  the Portfolio will  retain  the  full
amount  of the option premium which provides a  partial
hedge against any decline that may have occurred in the
Portfolio's  holdings of securities.   If  the  futures
price when the option is exercised is above the exercise price, however, the Portfolio will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Portfolio that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Portfolio intends to acquire.

      As  with  investments in Futures Contracts,  each
Portfolio  is  required to deposit and maintain  margin
with  respect  to  put  and  call  options  on  Futures
Contracts  written  by it.  Such margin  deposits  will
vary  depending on the nature of the underlying Futures
Contract (and the related initial margin requirements),
the  current  market  value of the  option,  and  other
futures   positions   held  by  the   Portfolio.    The
Portfolios will set aside in a segregated account at the Portfolios' custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked to market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

      The risks associated with the use of options on Futures Contracts include the risk that a Portfolio may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Portfolios' successful use of options on Futures Contracts depends on ICAP's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option.
For additional information, see "Futures Contracts."

     Federal Tax Treatment of Futures Contracts

     For federal income tax purposes, each Portfolio is
required  to recognize as income for each taxable  year
its   net   unrealized  gains  and  losses  on  Futures
Contracts as of the end of the year, as well  as  gains
and  losses actually realized during the year.   Except
for   transactions  in  Futures  Contracts   that   are
classified  as  part of a "mixed straddle"  under  Code
Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction not classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

      Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

      Each Portfolio intends to operate as a "Regulated
Investment Company" under Subchapter M of the Code, and
therefore  will not be liable for federal income  taxes
to  the  extent  earnings are timely  distributed.   In
addition,  as a result of being a Regulated  Investment
Company,   net   capital  gain  that   the   Portfolios
distribute to shareholders will retain their original capital gain character in the shareholders' individual tax returns.

     In order for each Portfolio to continue to qualify
for   federal  income  tax  treatment  as  a  Regulated
Investment Company, at least 90% of the gross income of
each  Portfolio for a taxable year must be derived from
qualifying  income; i.e., dividends,  interest,  income
derived  from  loans of securities and gains  from  the
sale  of securities, and other income (including  gains
on  options and futures contracts) derived with respect
to  the  Portfolio's business of investing in stock  or
securities.  In addition, gains realized on the sale or
other  disposition  of securities or Futures  Contracts
held for less than three months must be limited to less
than 30% of the Portfolio's annual gross income.  It is
anticipated that any net gain realized from the closing
out  of Futures Contracts will be considered gain  from
the  sale  of  securities and therefore  be  qualifying
income  for  purposes  of  the  90%  requirement.   For
purposes of applying these tests, any increase in value
on  a  position that is part of a designated hedge will
be  offset  by  any decrease in value (whether  or  not
realized)  on any other position that is part  of  such
hedge.   It  is  anticipated that unrealized  gains  on
Futures Contracts which have been open for less than three months as of the end of a Portfolio's fiscal year and which are recognized for tax purposes will not be considered gains on securities held less than three months for purposes of the 30% test.

      The  Portfolios  will distribute to  shareholders
annually   any  net  capital  gains  which  have   been
recognized  for federal income tax purposes  (including
unrealized  gains at the end of the Portfolio's  fiscal
year) on Futures transactions.  Such distributions will
be   combined  with  distributions  of  capital   gains
realized on the Portfolios' other investments and shareholders will be advised of the nature of the payments.


                     DIRECTORS AND OFFICERS

       The  directors  and  officers  of  the  Company,
together   with  information  as  to  their   principal
business occupations during the last five years, and other information, are shown below. Each director who is deemed an "interested person," as defined in the Investment Company Act of 1940 ("Investment Company
Act"), is indicated by an asterisk.

*Robert  H.  Lyon,  President and  a  Director  of  the
Company.

     Mr.  Lyon  joined ICAP in 1988 and  has  been  the
     President,   Chief  Investment  Officer,   and   a
     Director of ICAP since 1992.  Since June 1996, Mr.
     Lyon  has also served as a member of the Board  of
     Trustees of the Nuveen Investment Trust, an  open-
     end  management investment company which currently
     offers   three  separate  investment   portfolios,
     including the Nuveen Growth and Income Stock Fund, the Nuveen Balanced Stock and Bond Fund and the
     Nuveen Balanced Municipal and Stock Fund. For the seven years prior to joining ICAP, Mr. Lyon was an Executive Vice President and Director of Research with Fred Alger Management in New York. Mr. Lyon graduated from Northwestern University with a B.A.
     in economics and received his M.B.A. from the Wharton School of Finance. Mr. Lyon has served as
     President and a Director of the Company since its inception in December 1994.

*Pamela  H.  Conroy, Vice President,  Treasurer  and  a
Director of the Company.

     Ms.  Conroy has been the Senior Vice President  of
     ICAP  since joining the Company in August of 1994.
     Her  responsibilities include accounting, systems,
     communication and product development.   Prior  to
     joining ICAP, Ms. Conroy worked at Northern  Trust
     where she served as a Vice President and worked in
     a  variety  of  capacities in the investments  and
     securities  processing  areas  over  a  nine  year
     period.   Ms.  Conroy  earned  a  B.A.  from   the
     University  of  Illinois  and  an  M.M.  from  the
     Kellogg  School  of Management.   Ms.  Conroy  has
     served as Vice President, Treasurer and a Director of the Company since its inception in December
     1994.

*Donald  D.  Niemann, Vice President, Secretary  and  a
Director of the Company.

     Mr. Niemann was an original co-founder of ICAP and
     has  served as an Executive Vice President  and  a
     Director   of   ICAP  since   March   1993.    His
     responsibilities at ICAP include  stock  research,
     selection   and  proxy  analysis.    Mr.   Niemann
     received   a   B.A.  in  history  from   Princeton
     University  and an M.B.A. from Harvard University.
     He  is  a Chartered Financial Analyst (CFA).   Mr.
     Niemann has served as Vice President and Secretary of the Company since its inception in December
     1994, and as a Director of the Company since  July
     1995.

*Gary S. Maurer, a Director of the Company.

     Mr. Maurer, who joined ICAP in 1972, has served as
     Executive  Vice President and a Director  of  ICAP
     since March of 1993.  His responsibilities include
     oversight  of quantitative research,  as  well  as
     performance   measurement   and   analysis.     In
     addition, Mr. Maurer is the director of ICAP's client service effort. Mr. Maurer received a B.A.
     in economics from Cornell University and an M.B.A.
     from the University of Chicago. Mr. Maurer has served as a Director of the Company since its inception in December 1994.

*Barbara A. Chiesa, a Director of the Company.

     Ms.  Chiesa,  who  joined ICAP in 1981,  currently
     serves  as  Vice President for Trading  and  is  a
     Director  of ICAP.  Previously, Ms. Chiesa  served
     as  an  investment  officer and trader  at  Harris
     Trust  & Savings Bank.  Prior to that, Ms.  Chiesa
     served  as  an  equity trader at  First  Wisconsin
     Trust.   She  studied accounting at the University
     of Wisconsin. Ms. Chiesa has served as a Director of the Company since its inception in December
     1994.

Dr. James A. Gentry, a Director of the Company.

     Dr.   Gentry,  who  joined  the  faculty  at   the
     University of Illinois in 1966, is a Professor  of
     Finance  of  the College of Commerce and  Business
     Administration at the University.   Since  joining
     the University, Dr. Gentry has served as Associate
     Dean  of  the  College  of Commerce  and  Business
     Administration and has authored numerous  articles
     and  chapters  in  books.  Currently,  he  teaches
     courses  in advanced financial management  and  an
     honors    course    that   provides    outstanding
     undergraduate  students with  the  opportunity  to
     interact  with leading corporate executives.   Dr.
     Gentry   received  an  A.B.  from  Indiana   State
     University, and an M.B.A. and D.B.A. from  Indiana
     University.   Dr. Gentry has served as a  Director
     of  the  Company since its inception  in  December
     1994.

Harold W. Nations, a Director of the Company.

     Mr.  Nations  is a partner with the  law  firm  of
     Shefsky,   Froelich  &  Devine  Ltd.  ("SFD")   in
     Chicago,  Illinois.  He has been  with  SFD  since
     March,  1991.  For the seven years prior  thereto,
     Mr.  Nations  was an associate with  the  firm  of
     Skadden,  Arps,  Slate,  Meagher,  &  Flom.    Mr.
     Nations  received  a  B.A. in chemistry  from  the
     Georgia  Institute of Technology and a  J.D.  from
     Nortwestern  University Law School.   Mr.  Nations
     has served as a Director of the Company since its inception in December 1994.

Joseph A. Hays, a Director of the Company.

     Mr.   Hays   has   been  Vice  President/Corporate
     Relations for the Tribune Company, a diverse media
     company,  since April 1983.  Mr. Hays  received  a
     B.S. in journalism from Utah State University  and
     a  Bachelor  of Law from Indiana University.   Mr.
     Hays has served as a Director of the Company since
     July 1995.

      Except  for  Dr. James A. Gentry, Mr.  Harold  W.
Nations, and Mr. Joseph A. Hays, the address of all  of
the above persons is Institutional Capital Corporation,
225  West  Wacker Drive, Suite 2400, Chicago,  Illinois
60606.   Dr.  Gentry's  address is  the  University  of
Illinois,  419  Commerce West, 1206 South  6th  Street,
Champaign, Illinois 61820-6271. Mr. Nation's address is 444 North Michigan Avenue, Chicago, Illinois 60611.
Mr.  Hays'  address  is 1110 North  Lake  Shore  Drive,
Apartment 24-South, Chicago, Illinois 60611.

     As of April 1, 1996, officers and directors of the
Company  beneficially  owned 46,191  shares  of  common
stock  or  1.5% of the Discretionary Equity Portfolio's
then  outstanding shares and less than 1% of the Equity
Portfolio's  then  outstanding shares.   Directors  and
officers   of  the  Company  who  are  also   officers,
directors,  employees, or shareholders of ICAP  do  not
receive  any remuneration from either of the Portfolios
for  serving  as  directors  or  officers.   All  other
directors receive $2,000 worth of shares of common stock in the Portfolio or Portfolios of their choice for each board meeting such director attends.


                PRINCIPAL SHAREHOLDERS

      As of April 1, 1996, the following persons owned of record or are known by the Company to own of record or beneficially 5% or more of the outstanding shares of each Portfolio:


     Name and Address             Portfolio             No. Shares            Percentage
Marshall  & Ilsley Trust      Discretionary Equity        302,767                9.93%
Trustee FBO Rite-Hite Corp.
 Retirement Savings
1000 N. Water Street
Milwaukee, WI  53202

First Interstate Bank of      Discretionary Equity        208,901                6.85%
 California
Trustee FBO Chapman University
P.O. Box 9800
Calabasas, CA  91302

Post  & Co.                   Discretionary Equity        454,115               14.90%
c/o The Bank of New York
P.O. Box 1066
Wall Street Station
New York, NY  10268

Melrose Wakefield Healthcare  Discretionary Equity        157,868                5.18%
 Corp.
c/o Mark J. Blass
585 Lebanon Street
Melrose, MA  02176

Union Bank Trust              Discretionary Equity       157,141                 5.16%
Trustee FBO The Parker
 Foundation
c/o Trust Security Service
 Mutual Funds
P.O. Box 109
San Diego, CA  92112

Marshall  & Ilsley Trust      Discretionary Equity       230,948                 7.58%
Trustee FBO Oil Gear Co.
1000 N. Water Street
Milwaukee, WI  53202

Bank  of America              Discretionary Equity       199,244                 6.54%
Trustee FBO Presbyterian
 Intercommunity  Hospital
 Defined Benefit Retirement
 Plan
P.O. Box 3577
Los Angeles, CA  90051

Wendel  & Co.                 Discretionary Equity       206,712                 6.78%
Trustee FBO Presbyterian
Intercommunity Hospital
c/o The Bank of New York
P.O. Box 1066
Wall Street Station
New York, NY  10268

Mitra  & Co.                  Discretionary Equity       176,878                 5.80%
1000 N. Water Street
Attn:  Mutual Funds
Milwaukee, WI  53202

Northern Trust Company              Equity               217,974                 8.50%
Cust. FBO McGraw Foundation
P.O. Box 92956
Chicago, IL  60675

Keystone District Council of        Equity               135,743                 5.29%
 Carpenters Pension Trust
524 South 22nd Street
Harrisburg, PA  17104

Chicago Symphony Orchestra          Equity               171,763                 6.70%
 Pension Trust
c/o Tom Hallett
220 South Michigan Avenue
Chicago, IL  60604

Wadsworth Atheneum                  Equity               195,323                 7.62%
600 Main Street
Hartford, CT  06103

Wendel & Co.                        Equity               319,890                12.47%
c/o The Bank of New York
P.O. Box 1066
Wall Street Station
New York, NY  10268

Pennsylvania State Education        Equity               413,356                16.12%
  Association Pension Plan
400 North 3rd Street, Box 1724
Harrisburg, PA  17105



     As of April 1, 1996, no person owned a controlling
interest   in   the   Company.  Shareholders   with   a
controlling interest could effect the outcome of proxy voting or the direction of management of the Company.


                  INVESTMENT ADVISER

     Institutional Capital Corporation ("ICAP") is  the
investment  adviser  to  the  Portfolios.    Mr.   Lyon
controls  ICAP  and is the President, Chief  Investment
Officer,  and  a director of ICAP.  Ms. Conroy  is  the
Senior Vice President of ICAP, and both Mr. Maurer  and
Mr. Niemann are Executive Vice Presidents and Directors
of  ICAP.   Ms. Chiesa is a Vice President and Director
or   ICAP.   Mr.  Lyon  owns  51%  of  ICAP.   A  brief
description  of  the  Portfolios'  investment  advisory
agreement   is  set  forth  in  the  Prospectus   under
"MANAGEMENT."

      The   Portfolios'  advisory  agreement  is  dated
December  30,  1994  (the "Advisory  Agreement").   The
Advisory Agreement has an initial term of two years and
thereafter is required to be approved annually  by  the
Board  of  Directors of the Company or  by  vote  of  a
majority of each of the Portfolio's outstanding  voting
securities (as defined in the Investment Company  Act).
Each  annual renewal must also be approved by the  vote
of  a  majority of the Company's directors who are  not
parties to the Advisory Agreement or interested persons
of  any  such party, cast in person at a meeting called
for  the  purpose  of  voting on  such  approval.   The
Advisory Agreement was approved by the vote of a majority of the Company's directors who are not parties to the Advisory Agreement or interested persons of any such party on December 6, 1994 and by the initial shareholders of each Portfolio on December 14, 1994.
The Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Directors of the Company, by vote of a majority of each of the Portfolio's outstanding voting securities, or by ICAP, and will terminate automatically in the event of its assignment.

     Under  the  terms of the Advisory Agreement,  ICAP
manages  the  Portfolios' investments, subject  to  the
supervision of the Company's Board of Directors.   ICAP
is  responsible for investment decisions  and  supplies
investment research and portfolio management.   At  its
expense,  ICAP provides office space and all  necessary
office   facilities,  equipment   and   personnel   for
servicing the investments of the Portfolios.

     As  compensation for its services, each  Portfolio
pays  to ICAP a monthly advisory fee at the annual rate
of  .80%  of the average daily net asset value  of  the
respective Portfolio.  See "DETERMINATION OF NET  ASSET
VALUE" in the Prospectus.  From time to time, ICAP  may
voluntarily  waive all or a portion of  its  management
fee  for the Portfolios.  In fact, ICAP has voluntarily
agreed  to  waive  its management fee and/or  reimburse
each  Portfolio's  operating  expenses  to  the  extent
necessary  to  ensure  that neither  Portfolio's  total
operating   expenses  exceed  .80%  of  the  respective
Portfolio's average daily net assets.  During the  year
ended  December  31,  1995, ICAP  received  $7,820  and
$36,319  from  the  Discretionary  Equity  and   Equity
Portfolios,  respectively,  as  compensation  for   its
services  under  the Advisory Agreement.   The  amounts
received by ICAP for such services would have been $141,845 and $190,793 for the Discretionary Equity and Equity Portfolios, respectively, had ICAP not waived
$134,025 and $154,474, respectively, of its fee during the year ended December 31, 1995. The organizational expenses of each Portfolio were advanced by ICAP and will be reimbursed by the Portfolios over a period of not more than 60 months. The organizational expenses were approximately $36,288 for the Discretionary Equity
Portfolio and $36,287 for the Equity Portfolio.

     The  Advisory Agreement requires ICAP to reimburse
the  Portfolios  in  the event that  the  expenses  and
charges  payable by the Portfolios in any fiscal  year,
including   the  advisory  fee  but  excluding   taxes,
interest,  brokerage  commissions,  and  similar  fees,
exceed  those set forth in any statutory or  regulatory
formula prescribed by any state in which shares of  the
Portfolios  are registered.  Such excess is  determined
by valuations made as of the close of each business day
of   the   year.    The  most  restrictive   percentage
limitation currently applicable to the Portfolios  will
be  2  1/2% of each Portfolio's average net asset value
up  to $30,000,000, 2% on the next $70,000,000 of  each
Portfolio's average net asset value and 1 1/2% of  each
Portfolio's  average  net  asset  value  in  excess  of
$100,000,000.  Reimbursement of expenses in  excess  of
the  applicable limitation will be made  on  a  monthly
basis  and  will be paid to the Portfolios by reduction
of  ICAP's fee, subject to later adjustment,  month  by
month,  for  the  remainder of the  Portfolios'  fiscal
year.   ICAP  may from time to time voluntarily  absorb
expenses  for  the  Portfolios  in  addition   to   the
reimbursement of expenses in excess of applicable limitations.


              PORTFOLIO TRANSACTIONS AND BROKERAGE

     ICAP is responsible for decisions to buy and  sell
securities for the Portfolios and for the placement  of
the Portfolios' securities business, the negotiation of
the commissions to be paid on such transactions and the
allocation   of   portfolio  brokerage  and   principal
business.   It is the policy of ICAP to seek  the  best
execution  at  the best security price  available  with
respect  to  each transaction, in light of the  overall
quality of brokerage and research services provided  to
ICAP  or  the  Portfolios.   The  best  price  to   the
Portfolios means the best net price without  regard  to
the  mix between purchase or sale price and commission,
if  any.   Purchases  may  be made  from  underwriters,
dealers,  and,  on occasion, the issuers.   Commissions
will  be  paid on the Portfolios' futures  and  options
transactions, if any.  The purchase price of  portfolio
securities purchased from an underwriter or dealer  may
include  underwriting commissions and  dealer  spreads.
The   Portfolios   may   pay  mark-ups   on   principal
transactions.   In  selecting  broker-dealers  and   in
negotiating  commissions,  ICAP  considers  the  firm's
reliability, the quality of its execution services on a
continuing   basis   and   its   financial   condition.
Brokerage will not be allocated based on the sale of a Portfolio's shares.

     The aggregate amount of brokerage commissions paid by the Discretionary Equity and Equity Portfolios for the year ended December 31, 1995 was $44,543 and $51,101, respectively.

     Section  28(e) of the Securities Exchange  Act  of
1934  ("Section 28(e)") permits an investment  adviser,
under certain circumstances, to cause an account to pay
a  broker or dealer who supplies brokerage and research
services  a  commission for effecting a transaction  in
excess  of  the amount of commission another broker  or
dealer   would   have   charged   for   effecting   the
transaction.   Brokerage and research services  include
(a)  furnishing  advice as to the value of  securities,
the  advisability of investing, purchasing  or  selling
securities,  and  the  availability  of  securities  or
purchasers  or  sellers of securities;  (b)  furnishing
analyses  and  reports concerning issuers,  industries,
securities,  economic  factors  and  trends,  portfolio
strategy,  and  the  performance of accounts;  and  (c)
effecting   securities  transactions   and   performing
functions   incidental  thereto  (such  as   clearance,
settlement, and custody).

    In selecting brokers, ICAP considers investment and
market   information  and  other  research,   such   as
economic,   securities   and  performance   measurement
research, provided by such brokers, and the quality and
reliability of brokerage services, including  execution
capability,  performance, and financial responsibility.
Accordingly, the commissions charged by any such broker
may  be  greater  than the amount  another  firm  might
charge if ICAP determines in good faith that the amount
of  such commissions is reasonable in relation  to  the
value   of   the  research  information  and  brokerage
services  provided  by such broker to  the  Portfolios.
ICAP believes that the research information received in
this  manner  provides the Portfolios with benefits  by
supplementing the research otherwise available  to  the
Portfolios.  The Advisory Agreement provides that  such
higher  commissions will not be paid by the  Portfolios
unless  (a)  ICAP  determines in good  faith  that  the
amount  is  reasonable in relation to the  services  in
terms  of  the particular transaction or  in  terms  of
ICAP's  overall  responsibilities with respect  to  the
accounts   as   to   which   it  exercises   investment
discretion; (b) such payment is made in compliance with
the provisions of Section 28(e), other applicable state
and  federal laws, and the Advisory Agreement; and  (c)
in  the opinion of ICAP, the total commissions paid  by
the  Portfolios will be reasonable in relation  to  the
benefits  to  the Portfolios over the long  term.   The
investment advisory fees paid by the Portfolios under the Advisory Agreement are not reduced as a result of ICAP's receipt of research services.

      ICAP  places  portfolio  transactions  for  other
advisory  accounts managed by ICAP.  Research  services
furnished by firms through which the Portfolios  effect
their  securities transactions may be used by  ICAP  in
servicing all of its accounts; not all of such services
may  be used by ICAP in connection with the Portfolios.
ICAP  believes it is not possible to measure separately
the  benefits  from research services to  each  of  the
accounts  (including  the Portfolios)  managed  by  it.
Because the volume and nature of the trading activities
of   the  accounts  are  not  uniform,  the  amount  of
commissions  in  excess  of those  charged  by  another
broker  paid by each account for brokerage and research
services will vary.  However, ICAP believes such  costs
to  the Portfolios will not be disproportionate to  the
benefits  received by the Portfolios  on  a  continuing
basis.   ICAP  seeks to allocate portfolio transactions
equitably  whenever concurrent decisions  are  made  to
purchase  or  sell  securities by  the  Portfolios  and
another   advisory  account.   In  some   cases,   this
procedure could have an adverse effect on the price or the amount of securities available to the Portfolios.
In making such allocations between the Portfolio and other advisory accounts, the main factors considered by ICAP are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

     The  Discretionary  Equity and Equity  Portfolios'
portfolio  turnover rates for the year  ended  December
31,  1995  were  102%  and  105%,  respectively.   Each
Portfolio anticipates that its portfolio turnover  rate
will  not  exceed 150%, and is expected to  be  between
100%  and  125%.   The annual portfolio  turnover  rate
indicates   changes  in  each  Portfolio's   securities
holdings; for instance, a rate of 100% would result if all the securities in a portfolio (excluding securities whose maturities at acquisition were one year or less) at the beginning of an annual period had been replaced by the end of the period. The turnover rate may vary from year to year, as well as within a year, and may be affected by portfolio sales necessary to meet cash requirements for redemptions of the Portfolios' shares.


                           CUSTODIAN

     As  custodian  of the Portfolios'  assets,  United
Missouri  Bank,  n.a., 928 Grand Avenue,  Kansas  City,
Missouri 64141, has custody of all securities and  cash
of  each  Portfolio, delivers and receives payment  for
securities  sold,  receives  and  pays  for  securities
purchased,   collects  income  from   investments   and
performs other duties, all as directed by the officers of the Company.


     TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

    Sunstone Financial Group, Inc. ("Sunstone") acts as
transfer  agent and dividend-disbursing agent  for  the
Portfolios.  Sunstone is compensated based on an annual
fee per open account of $12.00 (subject to a minimum of
$650  per month from November 1995 through April  1996,
$750 per month from May 1996 through October 1996,  and
$14,000  per year beginning November 1996) plus out-of-
pocket  expenses such as postage and printing  expenses
in    connection   with   shareholder   communications.
Sunstone also receives an annual fee per closed account of $2.50.


                             TAXES

    Each Portfolio will be treated as a separate entity
for  Federal income tax purposes since the  Tax  Reform
Act  of  1986 requires that all portfolios of a  series
fund  be  treated as separate taxpayers.  As  indicated
under  "DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, AND  TAX
STATUS"  in  the Prospectus, each Portfolio intends  to
continue to qualify annually as a "regulated investment
company"  under the Code.  This qualification does  not
involve   government  supervision  of  the  Portfolios'
management practices or policies.

     A dividend or capital gain distribution received shortly after the purchase of shares reduces the net asset value of shares by the amount of the dividend or distribution and, although in effect a return of capital, will be subject to income taxes. Net gains on sales of securities when realized and distributed are taxable as capital gains. If the net asset value of shares were reduced below a shareholder's cost by distribution of gains realized on sales of securities, such distribution would be a return of investment although taxable as stated above.


           DETERMINATION OF NET ASSET VALUE

     As set forth in the Prospectus under the same caption, the net asset value of each of the Portfolios will be determined as of the close of trading on each day the New York Stock Exchange is open for trading.
The Portfolios do not determine net asset value on days the New York Stock Exchange is closed and at other times described in the Prospectus. The New York Stock
Exchange is closed on New Year's Day, President's  Day,
Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.


                      SHAREHOLDER MEETINGS

      Maryland   law   permits  registered   investment
companies,  such as the Company, to operate without  an
annual   meeting   of  shareholders   under   specified
circumstances if an annual meeting is not required by the Investment Company Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the Investment
Company Act.

     The  Company's Bylaws also contain procedures  for
the   removal  of  directors  by  shareholders  of  the
Company.   At any meeting of shareholders, duly  called
and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

     Upon  the written request of the holders of shares
entitled to not less than ten percent (10%) of all  the
votes  entitled  to  be  cast  at  such  meeting,   the
Secretary of the Company shall promptly call a  special
meeting of shareholders for the purpose of voting  upon
the  question of removal of any director.  Whenever ten
or  more shareholders of record who have been such  for
at  least six months preceding the date of application,
and  who  hold in the aggregate either shares having  a
net  asset  value of at least $25,000 or at  least  one
percent (1%) of the total outstanding shares, whichever
is  less,  shall  apply to the Company's  Secretary  in
writing,  stating  that they wish to  communicate  with
other  shareholders with a view to obtaining signatures
to  a  request  for  a meeting as described  above  and
accompanied  by  a  form of communication  and  request
which they wish to transmit, the Secretary shall within
five business days after such application either:   (1)
afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If  the  Secretary  elects to  follow  the  course
specified  in  clause (2) of the last sentence  of  the
preceding  paragraph, the Secretary, upon  the  written
request of such applicants, accompanied by a tender  of
the  material  to  be  mailed  and  of  the  reasonable
expenses of mailing, shall, with reasonable promptness,
mail  such  material to all shareholders of  record  at
their  addresses as recorded on the books unless within
five  business  days  after such tender  the  Secretary
shall  mail to such applicants and file with  the  SEC,
together  with a copy of the material to be  mailed,  a
written statement signed by at least a majority of  the
Board  of  Directors  to  the  effect  that,  in  their
opinion,   either   such   material   contains   untrue
statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After  opportunity for hearing upon the objections
specified  in the written statement so filed,  the  SEC
may,  and if demanded by the Board of Directors  or  by
such applicants shall, enter an order either sustaining
one  or  more of such objections or refusing to sustain
any  of them.  If the SEC shall enter an order refusing
to  sustain  any of such objections, or if,  after  the
entry  of  an  order sustaining one  or  more  of  such
objections,  the  SEC  shall  find,  after  notice  and
opportunity   for  hearing,  that  all  objections   so
sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.


                PERFORMANCE INFORMATION

     As  described  in  the "COMPARISON  OF  INVESTMENT
RESULTS"  section  of the Portfolios'  Prospectus,  the
Portfolios'  historical performance or  return  may  be
shown in the form of various performance figures.   The
Portfolios'   performance  figures   are   based   upon
historical    results   and   are    not    necessarily
representative   of   future   performance.     Factors
affecting the Portfolios' performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

Total Return

     The average annual total return of each Portfolio is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         P(1+T)n = ERV

                    P     =    a  hypothetical  initial
                payment of $1,000.
                     T      =    average  annual  total
                return.
                   n    =   number of years.
                    ERV  =   ending redeemable value of
                a  hypothetical $1,000 payment made  at
                the beginning of the stated periods  at
                the end of the stated periods.

Performance  for  a specific period  is  calculated  by
first  taking  an  investment (assumed  to  be  $1,000)
("initial investment") in a Portfolio's shares  on  the
first  day  of  the  period and computing  the  "ending
value"  of  that investment at the end of  the  period.
The  total  return  percentage is  then  determined  by
subtracting  the  initial investment  from  the  ending
value   and  dividing  the  remainder  by  the  initial
investment  and expressing the result as a  percentage.
The  calculation  assumes that all income  and  capital
gains   dividends  paid  by  a  Portfolio   have   been
reinvested at the net asset value of the Portfolio on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

     Cumulative  total  return  represents  the  simple
change  in value of an investment over a stated  period
and  may  be  quoted as a percentage  or  as  a  dollar
amount.   Total returns may be broken down  into  their
components  of  income and capital  (including  capital
gains   and  changes  in  share  price)  in  order   to
illustrate the relationship between these factors and their contributions to total return.

     The  total  return  for the  Discretionary  Equity
Portfolio  and  Equity Portfolio  for  the  year  ended
December 31, 1995 is 35.21% and 38.85%, respectively.

Volatility

     Occasionally statistics may be used to  specify  a
Portfolio's volatility or risk.  Measures of volatility
or risk are generally used to compare a Portfolio's net
asset  value or performance relative to a market index.
One  measure  of  volatility  is  beta.   Beta  is  the
volatility  of a fund relative to the total  market  as
represented  by the Standard & Poor's 500 Stock  Index.
A  beta  of more than 1.00 indicates volatility greater
than the market, and a beta of less than 1.00 indicates
volatility  less than the market.  Another  measure  of
volatility  or  risk  is standard deviation.   Standard
deviation  is used to measure variability of net  asset
value  or  total  return  around  an  average,  over  a
specified period of time.  The premise is that  greater
volatility   connotes  greater   risk   undertaken   in
achieving performance.

Comparisons

    From time to time, in marketing and other Portfolio
literature, the Portfolios' performance may be compared
to  the performance of other mutual funds in general or
to  the performance of particular types of mutual funds
with   similar   investment  goals,   as   tracked   by
independent  organizations.  Among these organizations,
Lipper  Analytical Services, Inc. ("Lipper"), a  widely
used independent research firm which ranks mutual funds
by  overall  performance,  investment  objectives,  and
assets,  may be cited.  Lipper performance figures  are
based  on  changes in net asset value, with all  income
and   capital   gains   dividends   reinvested.    Such
calculations do not include the effect of any sales charges imposed by other funds. The Portfolios will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

    The Portfolios' performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent
Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Rankings are not absolute or necessarily predictive of future performance.

      Evaluations  of  Portfolio  performance  made  by
independent  sources may also be used in advertisements
concerning  the  Portfolios, including reprints  of  or
selections  from,  editorials  or  articles  about  the
Portfolios.   Sources  for  Portfolio  performance  and
articles about the Portfolios may include publications such as Money, Forbes, Kiplinger's, Financial World,
Business  Week,  U.S. News and World Report,  the  Wall
Street Journal, Barron's and a variety of investment newsletters.

     The Portfolios may compare their performance to  a
wide  variety  of  indices and  measures  of  inflation
including the Standard & Poor's Index of 500 Stocks and
the NASDAQ Over-the-Counter Composite Index.  There are
differences  and  similarities between the  investments
that  the  Portfolios may purchase for their respective
portfolios  and  the  investments  measured  by   these
indices.

     Investors  may  want  to compare  the  Portfolios'
performance to that of certificates of deposit  offered
by    banks    and   other   depository   institutions.
Certificates  of  deposit may offer fixed  or  variable
interest rates and principal is guaranteed and  may  be
insured.   Withdrawal of the deposits prior to maturity
normally  will be subject to a penalty.  Rates  offered
by  banks and other depository institutions are subject
to   change  at  any  time  specified  by  the  issuing
institution.   Investors  may  also  want  to   compare
performance  of the Portfolios to that of money  market
funds.   Money  market fund yields will  fluctuate  and
shares are not insured, but share values usually remain stable.


                    INDEPENDENT ACCOUNTANTS

     Coopers  &  Lybrand  L.L.P.,  411  East  Wisconsin
Avenue, Milwaukee, Wisconsin 53202 have been selected as the independent accountants for the Portfolios.


                      FINANCIAL STATEMENTS

     The following audited financial statements of each of the Portfolios for the year ended December 31, 1995 are contained herein:

        (a)  Schedules of Investments.

        (b)  Statements of Assets and Liabilities.

        (c)  Statements of Operations.

        (d)  Statements of Changes in Net Assets.

        (e)  Financial Highlights.

        (f)  Notes to Financial Statements.

        (g)  Report of Independent Accountants.


  D i s c r e t i o n a r y   E q u i t y   P o r t f o l i o
         S c h e d u l e   o f   I n v e s t m e n t s

                       December 31, 1995
_________________________________________________________________
 Number
of Shares                                                 Value
_________________________________________________________________

            COMMON STOCKS 89.38%

            Aerospace 1.70%
 6,885      McDonnell Douglas Corp.                  $   633,420

            Autos & Parts 0.57%
 8,875      ITT Industries, Inc.                         213,000

            Banks & Finance 7.16%
17,585      BankAmerica Corp.                          1,138,629
14,680      Citicorp                                     987,230
15,150      KeyCorp                                      549,187
                                                       2,675,046

            Beverages - Soft Drinks 1.73%
11,600      PepsiCo, Inc.                                648,150

            Chemicals 4.52%
 8,615      Dow Chemical Co.                             606,281
15,500      Du Pont (E.I.) de Nemours & Co.            1,083,063
                                                       1,689,344

            Communication Equipment 1.27%
 8,300      Motorola, Inc.                               473,100

            Drug & Medical Supplies 10.22%
22,600      Abbott Laboratories                          943,550
 6,970      American Home Products Corp.                 676,090
25,430      Ciba-Geigy AG-ADR                          1,121,463
 7,930      Hoechst AG-ADR                             1,077,608
                                                       3,818,711

            Electric Equipment 0.52%
 7,000      American Standard Companies*                 196,000

            Electronics 1.72%
12,400      Texas Instruments                            641,700

            Entertainment 4.85%
11,100      Circus Circus Enterprises, Inc.*             309,412
 9,875      ITT Corp.*                                   523,375
25,900      Time Warner, Inc.                            980,963
                                                       1,813,750
See notes to financial statements.


  D i s c r e t i o n a r y   E q u i t y   P o r t f o l i o
   S c h e d u l e   o f   I n v e s t m e n t s   (cont'd.)

                       December 31, 1995
_________________________________________________________________
 Number
of Shares                                                 Value
_________________________________________________________________

            Foods 3.40%
 9,030      Unilever N.V.                             $1,270,973

            Hospital Management 1.04%
18,700      Tenet Healthcare Corp.*                      388,025

            Insurance 3.38%
20,260      Allstate Corp.                               833,192
 8,875      ITT Hartford Group*                          429,328
                                                       1,262,520

            Leisure 1.76%
13,760      Carnival Cruise Lines, Inc.                  335,400
10,475      Mattel, Inc.                                 322,106
                                                         657,506

            Machinery 1.53%
16,200      Deere & Co.                                  571,050

            Media 2.69%
 8,150      Capital Cities/ABC, Inc.                   1,005,506

            Miscellaneous 3.13%
32,550      Phillips Electronics N.V.                  1,167,731

            Office Equipment 4.93%
11,225      Compaq Computer Corp.*                       538,800
10,000      International Business Machines Corp.        917,500
14,000      Silicon Graphics, Inc.*                      385,000
                                                       1,841,300

            Oils 7.33%
12,125      Amoco Corp.                                  871,484
 8,810      Atlantic Richfield Co.                       975,707
 7,950      Mobil Corp.                                  890,400
                                                       2,737,591

            Other Financial 3.11%
18,485      Travelers Group, Inc.                      1,162,244




See notes to financial statements.


  D i s c r e t i o n a r y   E q u i t y   P o r t f o l i o
   S c h e d u l e   o f   I n v e s t m e n t s   (cont'd.)

                       December 31, 1995
_________________________________________________________________
 Number
of Shares                                                 Value
_________________________________________________________________

            Paper 4.82%
27,270      International Paper                       $1,032,851
17,800      Weyerhaeuser Co.                             769,850
                                                       1,802,701

            Pollution Control 3.77%
16,085      Browning Ferris Industries                   474,507
31,280      WMX Technologies, Inc.                       934,490
                                                       1,408,997

            Printing & Publishing 0.07%
   400      Dun and Bradstreet                            25,900

            Railroads 6.66%
12,250      Burlington Northern Santa Fe Corp.           955,500
33,340      Canadian Pacific                             604,288
14,050      Union Pacific Corp.                          927,300
                                                       2,487,088
            Retail Stores 1.53%
20,775      Federated Department Stores, Inc.*           571,313

            Specialty Stores 0.36%
 4,900      Circuit City Stores, Inc.                    135,363

            Tobacco 2.87%
11,850      Philip Morris Companies, Inc.              1,072,425

            Utilities 2.74%
10,160      AT&T Corp.                                   657,860
13,300      Tele Danmark A/S-ADR                         367,413
                                                       1,025,273

            Total Common Stocks
            (cost $31,120,656)                        33,395,727

            PREFERRED STOCKS 2.68%

            Entertainment 2.68%
51,940      News Corp. Ltd. Preferred ADR                999,845

            Total Preferred Stocks
            (cost $997,759)                              999,845

See notes to financial statements.

D i s c r e t i o n a r y   E q u i t y   P o r t f o l
                          i o
   S c h e d u l e   o f   I n v e s t m e n t s   (cont'd.)

                       December 31, 1995
_________________________________________________________________
Principal
 Amount                                                   Value
_________________________________________________________________

            SHORT-TERM INVESTMENTS 9.95%

            Commercial Paper 4.00%
$1,500,000  IBM Credit Corp., 5.69%, 1/24/96         $ 1,494,644

            Money Market 5.95%
2,221,822   United Missouri Bank
            Money Market Fiduciary                     2,221,822

            Total Short-term Investments
            (cost $3,716,466)                          3,716,466

            Total Investments 102.01%
            (cost $35,834,881)                        38,112,038

            Liabilities, less Cash
            and Other Assets (2.01)%                   (749,605)

            NET ASSETS 100.00%                       $37,362,433

See notes to financial statements.
*Non-income producing

                E q u i t y   P o r t f o l i o
         S c h e d u l e   o f   I n v e s t m e n t s

                       December 31, 1995
__________________________________________________________________
 Number
of Shares                                                   Value
__________________________________________________________________

            COMMON STOCKS 94.75%

            Aerospace 2.10%
10,695      McDonnell Douglas Corp.                  $   983,940

            Autos & Parts 0.69%
13,450      ITT Industries, Inc.                         322,800

            Banks & Finance 8.62%
26,550      BankAmerica Corp.                          1,719,113
22,640      Citicorp                                   1,522,540
21,845      KeyCorp                                      791,881
                                                       4,033,534

            Beverages - Soft Drinks 2.07%
17,330      PepsiCo, Inc.                                968,314

            Chemicals 4.89%
 9,550      Dow Chemical Co.                             672,081
23,090      Du Pont (E.I.) de Nemours & Co.            1,613,414
                                                       2,285,495

            Communication Equipment 1.44%
11,775      Motorola, Inc.                               671,175

            Drug & Medical Supplies 10.90%
23,800      Abbott Laboratories                          993,650
10,920      American Home Products Corp.               1,059,240
32,395      Ciba-Geigy AG-ADR                          1,428,620
11,920      Hoechst AG-ADR                             1,619,809
                                                       5,101,319
            Electronics 1.88%
16,970      Texas Instruments                            878,197

            Entertainment 5.35%
14,930      Circus Circus Enterprises, Inc.*             416,174
13,450      ITT Corp.*                                   712,850
36,250      Time Warner, Inc.                          1,372,969
                                                       2,501,993
            Foods 3.37%
11,215      Unilever N.V.                              1,578,511

See notes to financial statements.

                E q u i t y   P o r t f o l i o
   S c h e d u l e   o f   I n v e s t m e n t s   (cont'd.)

                       December 31, 1995
__________________________________________________________________
 Number
of Shares                                                   Value
__________________________________________________________________

            Hospital Management 1.25%
28,150      Tenet Healthcare Corp.*                  $   584,112

            Insurance 4.05%
30,295      Allstate Corp.                             1,245,882
13,450      ITT Hartford Group*                          650,644
                                                       1,896,526

            Leisure 2.06%
19,630      Carnival Cruise Lines, Inc.                  478,481
15,745      Mattel, Inc.                                 484,159
                                                         962,640

            Machinery 1.80%
23,890      Deere & Co.                                  842,122

            Media 3.24%
12,275      Capital Cities/ABC, Inc.                   1,514,428

            Miscellaneous 3.61%
47,130      Philips Electronics N.V.                   1,690,789

            Office Equipment 4.63%
14,670      Compaq Computer Corp.*                       704,160
14,820      International Business Machines Corp.      1,359,735
 3,700      Silicon Graphics, Inc.*                      101,750
                                                       2,165,645

            Oils 6.61%
11,185      Amoco Corp.                                  803,922
 8,375      Atlantic Richfield Co.                       927,531
12,170      Mobil Corp.                                1,363,040
                                                       3,094,493

            Other Financial 3.78%
28,100      Travelers Group, Inc.                      1,766,788

            Paper 5.14%
35,010      International Paper                        1,326,004
24,990      Weyerhaeuser Co.                           1,080,818
                                                       2,406,822

See notes to financial statements.


                E q u i t y   P o r t f o l i o
   S c h e d u l e   o f   I n v e s t m e n t s   (cont'd.)

                       December 31, 1995
___________________________________________________________________
 Number
of Shares                                                   Value
___________________________________________________________________

            Pollution Control 4.20%
21,350      Browning Ferris Industries               $   629,825
44,670      WMX Technologies, Inc.                     1,334,516
                                                       1,964,341

            Printing & Publishing 0.08%
   600      Dun and Bradstreet                            38,850

            Railroads 7.03%
14,382      Burlington Northern Santa Fe Corp.         1,121,796
46,100      Canadian Pacific                             835,562
20,190      Union Pacific Corp.                        1,332,540
                                                       3,289,898

            Retail Stores 1.68%
28,510      Federated Department Stores, Inc.*           784,025

            Specialty Stores 0.45%
 7,700      Circuit City Stores, Inc.                    212,712

            Tobacco 2.95%
15,275      Philip Morris Companies, Inc.              1,382,388

            Utilities 0.88%
14,900      Tele Danmark A/S-ADR                         411,612

            Total Common Stocks
            (cost $40,740,181)                        44,333,469

            PREFERRED STOCKS 3.46%

            Entertainment 3.08%
74,880      News Corp. Ltd. Preferred ADR              1,441,440

            Tobacco 0.38%
27,600      RJR Nabisco Holdings Corp. Series C Pfd.     175,950

            Total Preferred Stocks
            (cost $1,630,285)                          1,617,390



See notes to financial statements.


                E q u i t y   P o r t f o l i o
   S c h e d u l e   o f   I n v e s t m e n t s   (cont'd.)

                       December 31, 1995
__________________________________________________________________
Principal
 Amount                                                     Value
__________________________________________________________________

            SHORT-TERM INVESTMENTS 2.19%

            Commercial Paper 0.85%
$400,000    IBM Credit Corp., 5.69%, 1/24/96         $   398,572

            Money Market 1.34%
624,726     United Missouri Bank
            Money Market Fiduciary                       624,726

            Total Short-term Investments
            (cost $1,023,298)                          1,023,298

            Total Investments 100.40%
            (cost $43,393,764)                        46,974,157

            Liabilities, less Cash
            and Other Assets (0.40)%                   (186,539)

            NET ASSETS 100.00%                       $46,787,618

See notes to financial statements.
*Non-income producing


                I C A P   F u n d s ,   I n c .
S t a t e m e n t s   o f   A s s e t s   a n d   L i a b i l i
t i e s

                       December 31, 1995
____________________________________________________________________
                                          Discretionary
                                             Equity      Equity
                                            Portfolio   Portfolio
____________________________________________________________________

ASSETS:
Investments, at fair value
 (cost  $35,834,881 and $43,393,764,
 respectively)                           $38,112,038 $46,974,157
Cash                                         145,616         ---
Interest and dividends receivable             70,763      75,811
Deferred organization costs                   29,033      29,032
Prepaid blue sky fees                         13,218      13,217
Other assets                                   8,417         151
   Total Assets                           38,379,085  47,092,368

LIABILITIES:
Payable for securities purchased             934,053     188,479
Payable to adviser                            43,111      43,110
Accrued expenses                              29,454      32,560
Accrued investment advisory fee                7,820      36,319
Other liabilities                              2,214       4,282

   Total Liabilities                       1,016,652     304,750

NET ASSETS                               $37,362,433 $46,787,618

NET ASSETS CONSIST OF:
Capital stock                           $     14,696 $    17,975
Paid-in capital in excess of par          35,082,794  43,203,484
Undistributed net investment income            6,201          51
Distributions in excess of net realized
 gain on investments                        (18,415)    (14,285)
Net unrealized appreciation on investments  2,277,157  3,580,393

Net Assets                               $37,362,433 $46,787,618

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                               100,000,000 100,000,000
Issued and outstanding                     1,469,574   1,797,493

NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                      $25.42      $26.03


See notes to financial statements.


                I C A P   F u n d s ,   I n c .
        S t a t e m e n t s   o f   O p e r a t i o n s

              For the Year Ended December 31, 1995
_______________________________________________________
                                          Discretionary
                                             Equity     Equity
                                            Portfolio   Portfolio
_______________________________________________________

INVESTMENT INCOME:
Dividends                                   $344,203(1) $503,950(2)
Interest                                     100,666      43,185

                                             444,869     547,135
EXPENSES:
Investment advisory fees                     141,845     190,793
Fund administration and accounting fees       57,537      71,286
Federal and state registration fees           15,724      19,007
Shareholder servicing                         11,494      11,549
Legal fees                                    11,478      11,478
Custody fees                                   8,064      10,272
Amortization of organization costs             7,255       7,255
Directors' fees                                7,225       7,225
Reports to shareholders                        6,569       6,591
Audit fees                                     6,389       6,389
Other                                          2,290       3,422

Total expenses before waiver                 275,870     345,267
Waiver of expenses by adviser              (134,025)   (154,474)

Net expenses                                 141,845     190,793

NET INVESTMENT INCOME                        303,024     356,342

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments           1,751,535   2,362,765
Change  in  unrealized appreciation
 on investments                            2,277,157   3,580,393

Net gain on investments                    4,028,692   5,943,158

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                           $4,331,716  $6,299,500


(1) Net of $4,666 in foreign withholding taxes.
(2) Net of $4,846 in foreign withholding taxes.


See notes to financial statements.


                I C A P   F u n d s ,   I n c .
S t a t e m e n t s   o f   C h a n g e s   i n   N e t   A s se t s

              For the Year Ended December 31, 1995
_______________________________________________________
                                          Discretionary
                                              Equity     Equity
                                            Portfolio   Portfolio
_______________________________________________________

OPERATIONS:
Net investment income                    $   303,024 $   356,342
Net realized gain on investments           1,751,535   2,362,765
Change in unrealized appreciation
  on investments                           2,277,157   3,580,393

Net increase in net assets
 resulting from operations                 4,331,716   6,299,500

DISTRIBUTIONS PAID FROM:
Net investment income                      (300,886)   (356,342)
In excess of book net investment income          ---     (4,012)
Net realized gain on investments         (1,751,535) (2,362,765)
In excess of book net realized gain
 on investments                             (18,415)    (14,285)

Net decrease in net assets resulting from
 distributions paid                      (2,070,836) (2,737,404)

CAPITAL SHARE TRANSACTIONS:
Shares sold                               33,190,611  42,888,716
Shares issued to holders in
reinvestment of distributions              1,982,225   2,429,267
Shares redeemed                            (170,283)  (2,093,461)

Net increase in net assets resulting from
 capital share transactions               35,002,553  43,224,522

TOTAL INCREASE IN NET ASSETS              37,263,433  46,786,618

NET ASSETS:
Beginning of year                             99,000        1,000
End of year                              $37,362,433  $46,787,618

See notes to financial statements.


                I C A P   F u n d s ,   I n c .
            F i n a n c i a l   H i g h l i g h t s

              For the Year Ended December 31, 1995
_____________________________________________________________________
                                          Discretionary
                                             Equity      Equity
                                          Portfolio(1) Portfolio(1)
(For a share outstanding
  throughout the year)
_____________________________________________________________________

Net asset value, beginning of year           $20.00     $20.00

Income from investment operations:
 Net investment income                         0.31       0.28
 Net realized and unrealized gain
  on investments                               6.70       7.45

   Total income from investment operations     7.01       7.73

Less distributions:
  From net investment income                 (0.31)     (0.28)
 From net realized gain on investments       (1.27)     (1.41)
 In excess of book net realized gain
  on investments                             (0.01)     (0.01)

   Total distributions                       (1.59)     (1.70)

Net asset value, end of year                 $25.42     $26.03

Total return                                 35.21%     38.85%

Supplemental data and ratios:
 Net assets, end of year (in thousands)     $37,362    $46,788
 Ratio of expenses to average net assets(2)   0.80%      0.80%
 Ratio of net investment income to average
   net assets(2)                              1.71%      1.49%
 Portfolio turnover rate                       102%       105%



(1)    Commencement of operations January 1, 1995.
(2)     Net  of  waivers by ICAP.  Without  waivers  of
  expenses,  the  ratio  of  expenses  to  average  net
  assets  would  have  been 1.56% and  1.44%,  and  the
  ratio  of net investment income to average net assets
  would   have   been   0.95%   and   0.85%   for   the
  Discretionary    Equity   and   Equity    Portfolios,
  respectively.


See notes to financial statements.


   N o t e s   t o   F i n a n c i a l   S t a t e m e n t s
                D e c e m b e r   3 1,   1 9 9 5


                        1.  Organization

ICAP  Funds, Inc. ("ICAP") was incorporated on November
1,  1994 under the laws of the State of Maryland and is
registered as an open-end management investment company
under  the  Investment Company Act of 1940.   Both  the
Discretionary   Equity  and  Equity   Portfolios   (the
"Portfolios") are diversified portfolios of ICAP.   The
Discretionary Equity and Equity Portfolios  issued  and
sold  4,950 and 50 shares of common stock, respectively
("initial  shares") at $20 per share  to  Institutional
Capital Corporation.  Institutional Capital Corporation
is  the  investment  adviser  (the  "Adviser")  to  the
Portfolios.   Both Portfolios commenced  operations  on
January 1, 1995.  The costs incurred in connection with
the   organization,  initial  registration  and  public
offering of shares of the Portfolios aggregated $36,288
and  $36,287  for the Discretionary Equity  and  Equity
Portfolios,  respectively.   These  costs   are   being
amortized over the period of benefit, but not to exceed
60   months  from  each  Portfolio's  commencement   of
operations.   The  proceeds of any  redemption  of  the
initial  shares  by  the original  stockholder  or  any
transferee will be reduced by a pro rata portion of any
then  unamortized  organization expenses  in  the  same
proportion  as  the  number  of  initial  shares  being
redeemed   bears  to  the  number  of  initial   shares
outstanding at the time of such redemption.

              2.  Significant Accounting Policies

The  following  is a summary of significant  accounting
policies   consistently  followed  by   ICAP   in   the
preparation   of   its  financial  statements.    These
policies are in conformity with generally accepted accounting principles.

a)   Investment  Valuation - Common  stocks  and  other
equity-type  securities are valued at  the  last  sales
price on the national securities exchange or Nasdaq  on
which  such  securities are primarily traded;  however,
securities traded on a national securities exchange  or
Nasdaq for which there were no transactions on a  given
day  or  securities not listed on an exchange or Nasdaq
are  valued  at  the  most  recent  bid  prices.   Debt
securities  are  valued  by  a  pricing  service   that
utilizes  electronic  data  processing  techniques   to
determine values for normal institutional-sized trading
units   of  debt  securities  without  regard  to   the
existence  of sale or bid prices when such  values  are
believed  to more accurately reflect the fair value  of
such  securities; otherwise, actual sale or bid  prices
are  used.   Any securities or other assets  for  which
market  quotations are not readily available are valued
at  fair value as determined in good faith by the Board
of   Directors.    Debt  securities  having   remaining
maturities of 60 days or less when purchased are valued
by   the  amortized  cost  method  when  the  Board  of
Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is recognized daily.

b)   Federal  Income Taxes - No provision  for  federal
income  taxes  has been made since the Portfolios  have
complied  to  date with the provisions of the  Internal
Revenue   Code   available  to   regulated   investment
companies and intend to continue to so comply in future years.

c)   Distributions to Shareholders - Dividends from net
investment  income  are declared  and  paid  quarterly.
Dividends differ from book net investment income due to
the  nondeductible  tax  treatment  of  items  such  as
organization  costs.   Distributions  of  net  realized
capital  gains,  if  any, will  be  declared  at  least
annually.   Distributions to shareholders are  recorded
on    the   ex-dividend   date.    The   character   of
distributions made during the year from net  investment
income  or  net  realized  gain  may  differ  from  the
characterization for federal income tax purposes due to
differences  in the recognition of income, expense  and
gain  items  for financial statement and tax  purposes.
Where  appropriate, reclassifications between net asset
accounts  are  made  for  such  differences  that   are
permanent  in  nature.  Accordingly,  at  December  31,
1995,    reclassifications    were    recorded     from
undistributed net investment income to reduce paid-in capital by $4,063 for both the Discretionary Equity and Equity Portfolios.

d) Short-term Investments - The Portfolios maintain uninvested cash in a bank overnight investment vehicle at their custodian. This may present credit risk to the extent the custodian fails to perform in accordance with the custody agreement. The creditworthiness of the custodian is monitored and this investment is considered to present minimal credit risk by the Portfolios' Adviser.

e)   Other - Investment transactions are accounted  for
on  the  trade date plus one.  The Portfolios determine
the   gain   or  loss  realized  from  the   investment
transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

                 3.  Capital Share Transactions


Transactions in shares of the Portfolios for the year ended December 31, 1995 were as follows:

                                 Discretionary
                                     Equity      Equity
                                   Portfolio   Portfolio

           Shares sold             1,392,981   1,783,850
          Shares issued to
           holders in
           reinvestment of
           distributions            78,723      94,610
          Shares redeemed           (7,080)    (81,017)
          Net increase            1,464,624   1,797,443

                  4.  Investment Transactions

The   aggregate  purchases  and  sales  of  securities,
excluding short-term investments and U.S. government obligations, for the Portfolios for the year ended
December 31, 1995 are summarized below:

                                 Discretionary
                                     Equity      Equity
                                   Portfolio   Portfolio

          Purchases             $48,007,427  $65,703,268
          Sales                 $17,640,547  $25,695,567

There  were  no  purchases or sales of U.S.  government
obligations.   At  December 31, 1995, gross  unrealized
appreciation and depreciation of investments, based on cost for federal income tax purposes of $35,853,299 and $43,408,048 for the Discretionary Equity and Equity
Portfolios, respectively, were as follows:

                                 Discretionary
                                     Equity      Equity
                                   Portfolio   Portfolio

          Appreciation           $3,066,343  $4,510,729
          Depreciation            (807,604)   (944,620)
          Net appreciation on
            investments          $2,258,739  $3,566,109

For the year ended December 31, 1995, 100% of dividends paid from net investment income, excluding short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of both the Discretionary Equity and Equity Portfolios.

               5.  Investment Advisory Agreement

The Portfolios have an agreement with the Adviser, with
whom  certain  officers  and  directors  of  ICAP   are
affiliated, to furnish investment advisory services  to
the Portfolios.  Under the terms of this agreement, the
Portfolios  will pay the Adviser a monthly fee  at  the
annual rate of 0.80% of average net assets.  Under  the
investment advisory agreement, if the aggregate  annual
operating   expenses   (excluding   interest,    taxes,
brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 0.80%, the Adviser will reimburse the Portfolios for the amount of such excess.

               REPORT OF INDEPENDENT ACCOUNTANTS



To  the Shareholders and Board of Directors of the ICAP
Funds, Inc.

We  have audited the accompanying statements of  assets
and  liabilities of the ICAP Funds, Inc. (the  "Funds")
(comprising, respectively the Discretionary Equity  and
the  Equity  Portfolios), including  the  schedules  of
investments in securities, as of December 31, 1995, and
the related statements of operations and changes in net
assets,  and  financial highlights for  the  year  then
ended.    These  financial  statements  and   financial
highlights   are  the  responsibility  of  the   Fund's
management.   Our  responsibility  is  to  express   an
opinion on these financial statements and financial highlights based on our audits.

We  conducted  our audits in accordance with  generally
accepted  auditing  standards. Those standards  require
that we plan and perform the audit to obtain reasonable
assurance  about whether the financial  statements  and
financial highlights are free of material misstatement.
An  audit includes examining, on a test basis, evidence
supporting the amounts and disclosures in the financial
statements.   Our  procedures included confirmation  of
securities   owned   as  of  December   31,   1995   by
correspondence  with  the custodian  and  brokers.   An
audit also includes assessing the accounting principles
used  and significant estimates made by management,  as
well  as  evaluating  the overall  financial  statement
presentation.   We  believe that our audits  provide  a
reasonable basis for our opinion.

In  our opinion, the financial statements and financial
highlights  referred to above present  fairly,  in  all
material  respects, the financial position of  each  of
the  respective  portfolios  constituting  ICAP  Funds,
Inc., as of December 31, 1995, and the results of their
operations,  the changes in their net assets,  and  the
financial  highlights  for  the  year  then  ended,  in
conformity    with   generally   accepted    accounting
principles.

COOPERS & LYBRAND L.L.P

Milwaukee, Wisconsin
January 19, 1996

                       APPENDIX

                     BOND RATINGS


            Standard & Poor's Debt Ratings

      A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.
This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      The debt rating is not a recommendation to purchase, sell, or hold a security, as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

            1.Likelihood  of  default --  capacity  and
            willingness  of  the  obligor  as  to   the
            timely payment of interest and repayment of principal in accordance with the terms of the obligation;

            2.Nature   of   and   provisions   of   the
            obligation;

            3.Protection  afforded  by,  and   relative
            position  of, the obligation in  the  event
            of  bankruptcy,  reorganization,  or  other
            arrangement  under the laws  of  bankruptcy
            and   other   laws   affecting   creditors'
            rights.

Investment Grade

      AAA Debt rated `AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB  Debt  rated `BBB' is regarded as  having  an
adequate  capacity to pay interest and repay principal.
Whereas   it   normally  exhibits  adequate  protection
parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative grade

      Debt  rated  `BB', `B', `CCC', `CC'  and  `C'  is
regarded    as    having   predominantly    speculative
characteristics  with  respect  to  capacity   to   pay
interest and repay principal.  `BB' indicates the least
degree of speculation and `C' the highest.  While  such
debt  will  likely  have  some quality  and  protective
characteristics,   these  are   outweighed   by   large
uncertainties  or  major  risk  exposures  to   adverse
conditions.

       BB   Debt   rated   `BB'  has   less   near-term
vulnerability to default than other speculative issues.
However,  it  faces  major  ongoing  uncertainties   or
exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

      B  Debt rated `B' has a greater vulnerability  to
default but currently has the capacity to meet interest
payments  and principal repayments.  Adverse  business,
financial,  or  economic conditions will likely  impair
capacity  or  willingness to  pay  interest  and  repay
principal.   The `B' rating category is also  used  for
debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

      CCC Debt rated `CCC' has a currently identifiable
vulnerability   to  default,  and  is  dependent   upon
favorable  business, financial, and economic conditions
to  meet  timely payment of interest and  repayment  of
principal.    In   the   event  of  adverse   business,
financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

      CC Debt rated `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

      C   Debt  rated `C' typically is applied to  debt
subordinated to senior debt which is assigned an actual
or  implied `CCC-' debt rating.  The `C' rating may  be
used  to  cover a situation where a bankruptcy petition
has   been   filed,  but  debt  service  payments   are
continued.

     CI The rating `CI' is reserved for income bonds on which no interest is being paid.

      D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


            Moody's Long-Term Debt Ratings

      Aaa  - Bonds which are rated Aaa are judged to be
of the best quality.  They carry the smallest degree of
investment risk and are generally referred to as  "gilt
edged".  Interest payments are protected by a large  or
by  an  exceptionally stable margin  and  principal  is
secure.   While  the  various protective  elements  are
likely to change, such changes as can be visualized are
most   unlikely  to  impair  the  fundamentally  strong
position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa - Bonds which are rated Baa are considered as
medium-grade obligations (i.e., they are neither highly
protected  nor poorly secured).  Interest payments  and
principal security appear adequate for the present  but
certain  protective elements may be lacking or  may  be
characteristically unreliable over any great length  of
time.    Such   Bonds   lack   outstanding   investment
characteristics   and   in   fact   have    speculative
characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes
Bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa  -  Bonds  which are rated Caa  are  of  poor
standing.   Such issues may be in default or there  may
be present elements of danger with respect to principal or interest.

       Ca   -   Bonds  which  are  rated  Ca  represent
obligations  which are speculative in  a  high  degree.
Such issues are often in default or have other marked shortcomings.

      C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


      Fitch Investors Service, Inc. Bond Ratings

      Fitch  investment  grade bond ratings  provide  a
guide  to  investors  in determining  the  credit  risk
associated  with  a particular security.   The  ratings
represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

       The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

       Fitch   ratings  do  not  reflect   any   credit
enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but
not  necessarily  identical credit  quality  since  the
rating   categories   do  not   fully   reflect   small
differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch  ratings are based on information  obtained
from   issuers,  other  obligors,  underwriters,  their
experts,  and  other  sources  Fitch  believes  to   be
reliable.  Fitch does not audit or verify the truth  or
accuracy  of such information.  Ratings may be changed,
suspended, or withdrawn as a result of changes  in,  or
the   unavailability  of,  information  or  for   other
reasons.

            AAA Bonds considered to be investment grade
          and  of  the  highest  credit  quality.   The
          obligor  has an exceptionally strong  ability
          to pay interest and repay principal, which is
          unlikely   to   be  affected  by   reasonably
          foreseeable events.

             AA Bonds considered to be investment grade
          and   of  very  high  credit  quality.    The
          obligor's  ability to pay interest and  repay
          principal is very strong, although not  quite
          as  strong  as  bonds rated  `AAA'.   Because
          bonds rated in the `AAA'  and `AA' categories
          are    not   significantly   vulnerable    to
          foreseeable future developments, short-term debt of the issuers is generally rated `F-
          1+'.

              A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

            BBB Bonds considered to be investment grade
          and  of  satisfactory  credit  quality.   The
          obligor's  ability to pay interest and  repay
          principal   is  considered  to  be  adequate.
          Adverse  changes in economic  conditions  and
          circumstances,  however, are more  likely  to
          have  adverse  impact  on  these  bonds  and,
          therefore,   impair  timely   payment.    The
          likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Fitch  speculative grade bond ratings  provide  a
guide  to  investors  in determining  the  credit  risk
associated  with  a particular security.   The  ratings
(`BB' to `C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating
(`DDD' to `D') is an assessment of the ultimate recovery value through reorganization or liquidation.

       The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.

             BB  Bonds are considered speculative.  The
          obligor's  ability to pay interest and  repay
          principal  may  be  affected  over  time   by
          adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

             B Bonds are considered highly speculative.
          While  bonds  in  this  class  are  currently
          meeting   debt   service  requirements,   the
          probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

             CCC   Bonds   have  certain   identifiable
          characteristics which, if not  remedied,  may
          lead   to  default.   The  ability  to   meet
          obligations requires an advantageous business and economic environment.

             CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

             C Bonds are in imminent default in payment of interest or principal.

          DDD,
          DD
          and  D      Bonds are in default on  interest
          and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.
          `DDD' represents the highest potential for recovery of these bonds, and `D' represents the lowest potential for recovery.


      Duff & Phelps, Inc. Long-Term Debt Ratings

      These ratings represent a summary opinion of  the
issuer's   long-term   fundamental   quality.    Rating
determination is based on qualitative and  quantitative
factors  which may vary according to the basic economic
and financial characteristics of each industry and each
issuer.  Important considerations are vulnerability  to
economic  cycles  as  well as  risks  related  to  such
factors  as competition, government action, regulation,
technological   obsolescence,   demand   shifts,   cost
structure,  and  management depth and  expertise.   The
projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form
of   the   security,  (e.g.,  first   mortgage   bonds,
subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection.

      The Credit Rating Committee formally reviews  all
ratings   once   per  quarter  (more   frequently,   if
necessary).   Ratings of `BBB-` and higher fall  within
the  definition  of  investment  grade  securities,  as
defined  by bank and insurance supervisory authorities.
Structured finance issues, including real estate, asset-
backed  and mortgage-backed financings, use  this  same
rating  scale.   Duff  &  Phelps Credit  Rating  claims
paying  ability ratings of insurance companies use  the
same  scale with minor modification in the definitions.
Thus,  an  investor can compare the credit  quality  of
investment    alternatives   across   industries    and
structural types.  A "Cash Flow Rating" (as  noted  for
specific   ratings)  addresses  the   likelihood   that
aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.

Rating Scale   Definition
_______________________________________________________
AAA            Highest  credit  quality.   The   risk
               factors are negligible, being only slightly
               more than for risk-free U.S. Treasury debt.
_______________________________________________________

AA+            High credit quality.  Protection factors
               are strong.  Risk is modest, but may
AA             vary slightly from time to time because
               of economic conditions.
AA-
_______________________________________________________

A+             Protection  factors  are  average  but
               adequate.  However, risk factors are more
A              variable  and  greater  in  periods  of
               economic stress.
A-
_______________________________________________________

BBB+           Below  average protection  factors  but
               still considered sufficient for prudent
BBB            investment.  Considerable variability in
               risk during economic cycles.
BBB-
_______________________________________________________

BB+            Below investment grade but deemed likely0
               to meet obligations when due.
BB             Present   or   prospective   financial
               protection factors fluctuate according to
BB-            industry conditions or company fortunes.
               Overall quality may move up or
               down frequently within this category.
_______________________________________________________

B+             Below  investment grade and  possessing
               risk that obligations will not be met
B              when due.  Financial protection factors
               will fluctuate widely according to
B-             economic  cycles,  industry  conditions
               and/or company fortunes.  Potential
               exists  for  frequent  changes  in  the
               rating within this category or into a higher
               or lower rating grade.
_______________________________________________________

CCC            Well below investment grade securities.
               Considerable uncertainty exists as to
               timely payment of principal, interest or
               preferred dividends.
               Protection factors are narrow and  risk
               can be substantial with unfavorable
               economic/industry  conditions,  and/or
               with unfavorable company developments.
_______________________________________________________

DD             Defaulted  debt  obligations.   Issuer
               failed to meet scheduled principal and/or
               interest payments.
DP             Preferred    stock   with    dividend
               arrearages.
_______________________________________________________


                  SHORT-TERM RATINGS

      Standard & Poor's Commercial Paper Ratings

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

      Ratings graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

      A-1 This highest category indicates that the degree of safety regarding timely payment is strong.
Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2  Capacity for timely payment on  issues  with
this   designation  is  satisfactory.    However,   the
relative degree of safety is not as high as for issues designated `A-1'.

     A-3 Issues carrying this designation have adequate
capacity  for timely payment.  They are, however,  more
vulnerable  to  the  adverse  effects  of  changes   in
circumstances than obligations carrying the higher designations.

      B Issues rated `B' are regarded as having only speculative capacity for timely payment.

      C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

      D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless
S&P believes that such payments will be made during such grace period.


           Moody's Commercial Paper Ratings

      The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

      Issuers  rated  Prime-1  (or  related  supporting
institutions) have a superior capacity for repayment of
short-term  promissory obligations.  Prime-1  repayment
capacity  will  normally be evidenced by the  following
characteristics:  (i) leading market positions in  well
established  industries, (ii) high rates of  return  on
funds   employed,  (iii)  conservative   capitalization
structures  with moderate reliance on  debt  and  ample
asset   protection,  (iv)  broad  margins  in  earnings
coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers  rated  Prime-2  (or  related  supporting
institutions) have a strong capacity for  repayment  of
short-term promissory obligations.  This will  normally
be  evidenced  by  many  of the  characteristics  cited
above,  but  to  a lesser degree. Earnings  trends  and
coverage  ratios, while sound, will be more subject  to
variation.  Capitalization characteristics, while still
appropriate,   may   be  more  affected   by   external
conditions.  Ample alternate liquidity is maintained.

      Issuers  rated  Prime-3  (or  related  supporting
institutions) have an acceptable capacity for repayment
of  short-term promissory obligations.  The  effect  of
industry characteristics and market composition may  be
more   pronounced.    Variability   in   earnings   and
profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.


   Fitch Investors Service, Inc. Short-Term Ratings

       Fitch's   short-term  ratings  apply   to   debt
obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

          F-1+   Exceptionally  Strong  Credit  Quality
          Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          F-1    Very  Strong  Credit  Quality   Issues
          assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F-1+'.

          F-2  Good Credit Quality Issues assigned this
          rating   have   a  satisfactory   degree   of
          assurance for timely payment but the margin of safety is not as great as for issues assigned `F-1+' and `F-1' ratings.

          F-3 Fair Credit Quality Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          F-S  Weak Credit Quality Issues assigned this
          rating  have  characteristics  suggesting   a
          minimal   degree  of  assurance  for   timely
          payment   and  are  vulnerable  to  near-term
          adverse changes in financial and economic conditions.

          D     Default Issues assigned this rating are
          in actual or imminent payment default.

          LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


      Duff & Phelps, Inc. Short-Term Debt Ratings

      Duff  & Phelps' short-term ratings are consistent
with   the   rating  criteria  used  by  money   market
participants.   The  ratings apply to  all  obligations
with maturities of under one year, including commercial
paper,   the  uninsured  portion  of  certificates   of
deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

      Emphasis is placed on liquidity which is  defined
as  not  only cash from operations, but also access  to
alternative  sources of funds including  trade  credit,
bank  lines,  and  the capital markets.   An  important
consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps Credit
Ratings' short-term ratings is the refinement of the traditional `1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gradations of `1+' (one plus) and `1-` (one minus) to assist investors in recognizing those differences.

     These ratings are recognized by the SEC for broker-
dealer  requirements, specifically capital  computation
guidelines.   These  ratings meet Department  of  Labor
ERISA  guidelines governing pension and profit  sharing
investments.   State  regulators  also  recognize   the
ratings of Duff & Phelps Credit Rating for insurance company investment portfolios.

     Rating Scale:  Definition

               High Grade

               D-1+   Highest   certainty   of   timely
               payment.       Short-term     liquidity,
               including  internal  operating   factors
               and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

               D-1    Very  high  certainty  of  timely
               payment.     Liquidity    factors    are
               excellent   and   supported   by    good
               fundamental  protection  factors.   Risk
               factors are minor.

               D-1-  High certainty of timely  payment.
               Liquidity   factors   are   strong   and
               supported by good fundamental protection factors. Risk factors are very small.

               Good Grade

               D-2   Good  certainty of timely payment.
               Liquidity     factors    and     company
               fundamentals   are   sound.     Although
               ongoing funding needs may enlarge  total
               financing   requirements,   access    to
               capital markets is good. Risk factors are small.

               Satisfactory Grade

               D-3   Satisfactory liquidity  and  other
               protection factors qualify issue  as  to
               investment  grade.   Risk  factors   are
               larger  and  subject to more  variation.
               Nevertheless,    timely    payment    is
               expected.

               Non-investment Grade

               D-4         Speculative       investment
               characteristics.    Liquidity   is   not
               sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

               Default

               D-5   Issuer  failed  to  meet   scheduled
               principal and/or interest payments.